SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                   FORM 8-K/A
                                Amendment No. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                October 19, 1998
                             0-11890 Date of Report
            (Date of Earliest Commission File Number Event Reported)


                                VISTA PROPERTIES
             (Exact Name of Registrant as Specified in its Charter)


         California                                          13-3179078
(State or other jurisdiction                              (I.R.S. Employer
     of incorporation)                                  Identification Number)




                             411 West Putnam Avenue
                                    Suite 270
                          Greenwich, Connecticut 06830
               (Address of Principal Executive Offices) (Zip Code)




                                 (203) 862-7444
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.


         Copies of the Plan and the Order Confirming Pension Fund Trustee's First Amended Plan of Reorganization (August 26, 1998) are attached amending the Form 8-K previously filed on October 2, 1998.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     VISTA PROPERTIES
                                                     (Registrant)

Dated:  October 19, 1998                       By:   IR Vista Realty Corp.
                                                     Management General Partner




                                               By:   /s/Allan B. Rothschild
                                                     ---------------------------
                                                     Allan B. Rothschild
                                                     Executive Vice President




                                               By:   /s/Lawrence R. Schachter
                                                     ---------------------------
                                                     Lawrence R. Schachter
                                                     Senior Vice President and
                                                         Chief Financial Officer

                                                                  ORIGINAL FILED
                                                                     SEP -9 1998
                                                                BANKRUPTCY COURT
                                                             OAKLAND, CALIFORNIA

MURPHY SHENEMAN JULIAN & ROGERS
A Professional Corporation
PATRICK A. MURPHY (S.B. No. 038832)
TOBIAS S. XELLER (S.B. No. 151445)
101 California Street, 39th Floor
San Francisco, CA  94111
Telephone Number:  415/398-4700
Facsimile Number:  415/421-7879

WACHTELL, LIPTON, ROSEN & KATZ
MICHAEL B. BENNER
51 West 52nd Street
New York, NY  10019
Telephone Number:  212/403-1000
Facsimile Number:  212/403-2000

Attorneys for Bankers Trust Company, as Trustee for the General Motors Corporation Hourly-Rate Employes Pension Trust, and as Trustee for the General Motors Corporation Salaried Employes Pension Trust



                         UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                               (Oakland Division)


In re:                                     )     Case No. 97-45990-J
                                           )
VISTA PROPERTIES, a California             )     Chapter ll limited partnership,
                                           )     PENSION FUND TRUSTEE'S FIRST
        Debtor                             )     AMENDED P1AN OF REORGANIZATION
                                           )     (AUGUST 26, 1998)
                                           )
-------------------------------------      )

                                TABLE OF CONTENTS

ARTICLE I         DEFINITIONS                                                  1

ARTICLE II        PAYMENT OF ALLOWED ADMINISTRATIVE EXPENSE CLAIMS
                  AND ALLOWED TAX CLAIMS                                      17

                  2.1      Non-Classification                                 17
                  2.2      AdministratiVe Expense Claims                      17
                  2.3      TaX Claims                                         17
                  2.4      Professional Fees                                  18

ARTICLE III       CLASSIFICATION OF CLAIMS
                  AND INTERESTS                                               19

                  3.1      Criterion of Class                                 19
                  3.2      Allowed Claims and Interests                       19
                           (a) Class 1 (Priority Claims)                      19
                           (b) Class 2A (Texas Mortgagee Claim)               19
                           (c) Class 2a (Pension Fund Claim)                  19
                           (d) Class 3 (Allowed Unsecured Claims)             20
                           (e) Class 4 (Affiliate Claims)                     20
                           (f) Class 5 (Limited Partners' Interests)          20
                           (g) Class 6 (General Partners' Interests)          20
                  3.3      Impaired and Unimpaired Classes                    20

ARTICLE IV        TREATMENT OF CLAIMS NOT IMPAIRED UNDER THE PLAN             20

                  4.1      Class 1 (Allowed Priority Claims)                  20
                  4.2      Class 2A (Texas Mortgagee Claim)                   21
                  4.3      Class 3 (Unsecured Claims)                         21

ARTICLE V         TREATMENT OF CLAIMS AND INTERESTS
                  THAT ARE IMPAIRED UNDER THE PLAN                            21

                  5.1      Class 2B (Pension Fund Claim)                      21
                  5.2      Class 4 (Affiliate Claims)                         23
                  5.3      Class 5 (Limited Partners' Interests)              24
                  5.4      Class 6 (General Partners' Interests)              24

ARTICLE VI        IMPLEMENTATION OF THE PLAN                                  24

                  6.1      General                                            24
                  6.2      Plan Funding                                       25
                  6.3      Transfer of Real and Related Property              25
                           (a)  Transfer                                      25
                           (b)  Interim Role of Receiver Pending Transfer     25
                  6.4      Appointment of Disbursing Agent                    27
                  6.5      Reserve Account - Provisions for Disputed Claims   27
                  6.6      Unclaimed Property                                 27
                  6.7      Vesting                                            28
                  6.8      Dissolution and Winding Up of the Debtor           28
                  6.9      United States Trustee Reporting and Fees           28

ARTICLE VII       TRANSFER OF REAL AND RELATED PROPERTY                       29

                  7.1      Transfer of New York Property and Other New York
                           Assets                                             29
                           (a) Exemption from Transfer Taxes                  29
                           (b) [Reserved]                                     29
                           (c) Good Faith Transfer                            29
                           (d) Casualty Event/Condemnation                    30
                           (e) Recordation of New York Deed                   30
                           (f) No Assumption                                  31
                           (g) Items to be Delivered on Effective Date        31
                           (h) Security Deposits                              32
                           (i) Assumption of Payables                         32
                           (j) Further Assurances                             33

                  7.2      Transfer of Texas Property and Other Texas Assets  34
                           (a)  Exemption from Transfer Taxes                 34
                           (b)  Effect of Transfer; Waiver                    34
                           (c)  Good Faith Transfer                           35
                           (d)  Casualty Event/Condemnation                   35
                           (e)  Recordation of Texas Deed                     35
                           (f)  No Assumption                                 36
                           (g)  Items to be Delivered on Effective Date       36
                           (h)  Security Deposits                             36
                           (i)  [Reserved]                                    37
                           (j)  Further Assurances                            37

ARTICLE VIII      RETENTION OF JURISDICTION AND RELEASE                       38
                  8.1      Retention of Jurisdiction                          38
                  8.2      Release of Claims                                  39
                           (a)  Release                                       39
                           (b)  Scope of Release                              42
                           (c)  Debtor's Claims                               43

ARTICLE IX        CONDITIONS PRECEDENT TO EFFECTIVE DATE OF PLAN              43
                  9.1      Conditions to Effective Date                       43
                           (a)  Retainers Repaid                              44
                           (b)  Affiliate and Related Claims Withdrawn        44
                           (c)  Transfer of IR Vista Management Corp. Claim   44
                           (d)  Performance of Covenants and Agreements       44
                           (e)  Litigation                                    45
                           (f)  Consummation Documents                        45
                           (g)  Confirmation Order                            45
                           (h)  Maximum Claims Amount                         45
                           (i)  Recordation of New York Deed                  45
                           (j)  Title Insurance                               46
                           (k)  Delivery of Original Leases, Keys, etc.       46
                           (1)  Notice to Tenants                             46
                           (m)  Deadline for Effective Date                   46
                           (n)  Tenant Estoppel Letters                       46
                           (o)  Mutual Releases                               47
                  9.2      Waiver of Conditions                               47

ARTICLE X         EXECUTORY CONTRACTS AND UNEXPIRED LEASES                    47

                  10.1     Deemed Assumption of Executory Contracts and
                           Unexpired Leases                                   47
                  10.2     Assumption and Assignment of Executory Contracts
                           and Unexpired Leases                               48

ARTICLE XI        MISCELLANEOUS                                               49

                  11.1     Calculation of Time Periods                        49
                  11.2     Withholding Taxes                                  49
                  11.3     Headings                                           49
                  11.4     Nonconsensual Confirmation                         49
                  11.5     Defects, Omissions and Amendments                  49
                  11.6     Governing Law                                      50
                  11.7     Notices                                            50
                  11.8     Severability                                       50
                  11.9     Revocation or Withdrawal                           51
                  11.10    Effect of Revocation or Withdrawal                 51
                  11.11    Capacity of Pension Fund Trustee                   51

List of Schedules

          Schedule 1:            New York Accounts
          Schedule 2:            Legal Description of New York Land
          Schedule 3:            [Reserved]
          Schedule 4:            New York Transfer Documents
          Schedule 5a: Unexpired Leases and Executory Contracts to be Assumed and Assigned to the New York Transferee
          Schedule 5b: Unexpired Leases and Executory Contracts to be Assumed and Assigned to the Texas Transferee

List of Exhibits

          Exhibit A:             Form of New York Deed
          Exhibit B:             Form of Assignment of New York Ground Lease
          Exhibit C:             Form of New York Assignment of Leases
          Exhibit D:             Form of New York Bill of sale
          Exhibit E:             Form of New York Omnibus Assignment

         Bankers Trust Company, as Trustee for the General Motors Corporation Hourly-Rate Employes Pension Trust, and as Trustee for the General Motors
Corporation Salaried Employes Pension Trust (the "Pension Fund Trustee"), proposes the following Plan of Reorganization pursuant to section 1121(a) of the Bankruptcy Code:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the meanings set forth herein. Unless otherwise indicated, the singular shall include the plural. Capitalized terms shall at all times refer to the terms as defined in this Article. Any term used herein that is not defined herein but that is used in the Bankruptcy Code shall have the meaning assigned to that term under the Bankruptcy Code. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to this Plan.

         l.l "Administrative Expense" shall mean any cost or expense of administration of the Bankruptcy Case entitled to priority under section 507(a)(1) and allowed under section 503(b) of the Bankruptcy Code (including, without limitation, any Allowed Claim for compensation and reimbursement of Professionals pursuant to section 330 of the Bankruptcy Code), and any fee or charge assessed against the Debtor under 28 U.S.C. ss. 1930.

         1.2 "Administrative Expense Claim" shall mean any Claim for payment of an Administrative Expense.

         1.3 "Affiliate Claims" shall mean the Unsecured Claims of the General Partners, Presidio Capital Corp., NorthStar Capital Partners LLC, Wexford Management LLC, and affiliates of such entities.

         1.4 "Allowed" with respect to a Claim shall mean any Claim for which a proof of claim or request for payment has been filed timely with the Bankruptcy Court or, if no proof of claim or request for payment is filed timely, which Claim has been listed by the Debtor in its schedules as liquidated in amount, not disputed and not contingent and, in all cases, as to which no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or the Bankruptcy Court; or any Claim for which an objection has been interposed, following which such Claim has been allowed by a Final Order or otherwise withdrawn or settled.

         1.5 "Assignment of New York Ground Lease" shall mean that certain Assignment and Assumption of Lease to be entered into as of the Effective Date between the Debtor, as assignor, and the New York Transferee, as assignee, pursuant to which the Debtor will assign to the New York Transferee all of its right, title and interest in, to and under the New York Ground Lease. The Assignment of New York Ground Lease will contain the terms set forth in, and will be in substantially the form of, Exhibit B annexed hereto.

         1.6 "Assignment of Texas Ground Lease" shall mean that certain Assignment and Assumption of Lease to be entered into as of the Effective Date between the Debtor, as assignor, and the Texas Transferee, as assignee, pursuant to which the Debtor will assign to the Texas Transferee all of its right, title and interest in, to and under the Texas Ground Lease. The Assignment of Texas Ground Lease will be in a form acceptable to the Pension Fund Trustee.

         1.7 "Bankruptcy Case" shall mean the bankruptcy case commenced by the Debtor on the Petition Date by the filing of a Voluntary

         Petition for Relief under Chapter 11 of the Bankruptcy Code, which case is pending in the Bankruptcy Court as Case No. 97-45990-J.

         1.8 "Bankruptcy Code" shall mean Title 11 of the United States Code (11 U.S.C. ss.ss. 101, et seq.) as in effect on the Petition Date and as amended during the Bankruptcy Case, to the extent such amendments are applicable to the Bankruptcy Case.

         1.9 "Bankruptcy Court" shall mean the United States Bankruptcy Court for the Northern District of California, or the United States District Court for the Northern District of California with respect to any proceedings for which said District Court may have withdrawn the reference in accordance with 28 U.S.C. ss. 157(d).

         1.10 "Bankruptcy Rules" shall mean the Federal Rules of Bankruptcy Procedure, effective December 1, 1996, in accordance with the provisions of 28 U.S.C. ss. 2075, as the same have -been and may be amended so as to apply to the Bankruptcy Case.

         1.11 "Business Day" shall mean any day that is not a Saturday, Sunday or "legal holiday", as that term is defined in Bankruptcy Rule 9006(a).

         1.12 "Cash" shall mean all cash and cash equivalents which evidence immediately available funds in United States dollars.

         1.13 "Claim" shall mean a "claim", as such term is defined in section 101(5) of the Bankruptcy Code, against the Debtor.

         1.14 "Claimant" shall mean the holder of a Claim.

         1.15 "Class" shall mean a category of (i) Claimants  holding Claims, or
(ii) holders of Interests in the Debtor, which Claims or Interests are substantially similar in nature to the Claims or Interests of the other holders of Claims or Interests in such Class, as classified pursuant to this Plan.

         1.16 "Confirmation Date" shall mean the date on which the Confirmation Order is entered by the Bankruptcy Court.

         1.17  "Confirmation   Order"  shall  mean  the  order  entered  in  the
Bankruptcy Case confirming the Plan.

         1.18 "Debtor" shall mean Vista Properties, a California limited partnership, and when used in the Plan shall mean, depending on the context of the use thereof, such limited partnership either (i) as a California limited partnership prior to the Petition Date or (ii) as a debtor-in-possession in the Reorganization Case pursuant to sections 1107 and 1108 of the Bankruptcy Code.

         1.19 "Debtor's Claims" shall have the meaning set forth in Section 8.2(a) herein.

         1.20 "Debtor's  Releasing  Parties" shall have the meaning set forth in
Section 8.2(a) herein.

         1.21 "Disputed" with respect to a Claim or Interest shall mean a Claim or Interest as to which the Pension Fund Trustee or any other party in interest has interposed a timely objection or which is otherwise disputed by a party in interest in accordance with applicable law, which objection or dispute has not been withdrawn or determined by Final Order.

         1.22 "Effective Date" shall mean (a) such date as the Pension Fund Trustee shall fix which shall be not more than sixty days following Confirmation or (b) such other date as the Bankruptcy Court shall authorize; provided, however, that the Effective Date shall not occur unless all of the conditions precedent to the effectiveness of the Plan shall have been either satisfied or waived in accordance with Section 9.2 of the Plan.

         1.23 "Emigrant" shall mean Emigrant Savings Bank and/or Emigrant Mortgage Company, Inc., as the context may require.

         1.24 "Final Order" shall mean an order, judgment or decree of the Bankruptcy Court as entered on the legal docket of the Bankruptcy Case maintained by the Clerk of the Bankruptcy Court that (a) has not been reversed, stayed, modified or amended and as to which the time to appeal or petition for certiorari has expired and as to which no appeal, reargument, petition for certiorari, or rehearing is pending or as to which any right to appeal or petition for certiorari has been waived in writing or, (b) if an appeal, reargument, petition for certiorari, or rehearing thereof has been denied, the time to take any further appeal or to seek certiorari has expired; provided, however, that no order, judgment or decree shall fail to be a Final Order because of the possibility that a motion pursuant to Rule 60 of the Federal Rules of Civil Procedure may be filed with respect to such order, judgment or decree.

         1.25 "General Partners" shall mean, collectively, IR Vista Realty Corp., IR Acquisition Corp., and Asta Associates Limited Partnership in their respective capacities as general partners of the Debtor.

         1.26 "Interest" shall mean an existing ownership interest in the Debtor, including any "equity security" of the Debtor as such term is defined in section 101(16) of the Bankruptcy Code.

         1.27 "Lien" shall mean a charge against or interest in property to secure payment of a debt or performance of an obligation.

         1.28 "Limited Partners" shall mean, collectively, the limited partners of the Debtor.

         1.29 "New York Accounts" shall mean, collectively, the accounts identified on Schedule l annexed hereto.

         1.30 "New York Assignment of Leases" shall mean that certain Assignment of Landlord's Interest in Leases to be entered into as of the Effective Date between the Debtor and the Receiver, as assignors, and the New York Transferee, as assignee, pursuant to which the Debtor and the Receiver will assign to the New York Transferee all of their respective rights, title and interest in, to and under all leases demising space in the New York Property. The New York Assignment of Leases will contain the terms set forth in, and will be in substantially the form of, Exhibit C annexed hereto.

         1.31 "New York Bill of Sale" shall mean that certain Bill of Sale to be executed and delivered as of the Effective Date between the Debtor and the Receiver, as sellers, in favor of the New York Transferee, as buyer, pursuant to which the Debtor and the Receiver will transfer to the New York Transferee all of their right, title and interest in and to the New York Personal Property. The New York Bill of Sale will contain the terms set forth in, and will be in substantially the form of, Exhibit D annexed hereto.

         1.32 "New York Deed" shall mean that certain bargain and sale deed with covenant against grantor's acts to be executed and delivered as of the Effective Date by the Debtor, as grantor, in favor of the New York Transferee, as grantee, pursuant to which the Debtor will convey fee simple title to the New York Improvements to the New York Transferee. The New York Deed will contain the terms set forth in, and will be in substantially the form of, Exhibit A annexed hereto.

         1.33 "New York Ground Lease" shall mean that certain Agreement of Lease, dated as of April 1, 1961, between New York State Realty and Terminal Company, as landlord, and 250 Park Avenue Corporation, as tenant, recorded in the New York Register's Office on May 19, 1961 in Liber 5150 of Conveyances, Page 371, as amended by that certain Agreement, dated December 28, 1977, between Febe Associates, as landlord, and 250 Park Avenue Corporation, as tenant, recorded on December 30, 1977 in the New York Register's Office in Reel 423, Page 657. The Debtor is the successor tenant under the New York Ground Lease, and the Pension Fund Trustee is the successor landlord under the New York Ground Lease.

         1.34 "New York Improvements" shall mean, collectively, all of the buildings, structures and other improvements, including the building fixtures therein, now or hereafter located on the New York Land.

         1.35 "New York Indebtedness" shall mean the indebtedness of the Debtor to the Pension Fund Trustee evidenced by, and now or hereafter outstanding under, the New York Notes and the New York Security Instruments.

         1.36 "New York Land" shall mean the real property demised pursuant to the New York Ground Lease. A metes and bounds description of the New York Land is annexed hereto as Schedule 2.

         1.37 "New York Mortgages" shall mean, collectively, (a) that certain First Wraparound Mortgage, dated as of January 4, 1984, from Park 250 Associates, as mortgagor, to the Pension Fund Trustee, as mortgagee, as amended by that certain First Amendment to Wraparound Mortgage, also dated as of January 4, 1984, among Park 250 Associates, Vista Properties and the Pension Fund Trustee, securing payment of the Superior Mortgage Note, and (b) that certain Purchase Money Wraparound Mortgage, dated as of January 4, 1984, from Vista Properties, as mortgagor, to the Pension Fund Trustee, as mortgagee, securing payment of the Purchase Money Wraparound Note.

         1.38 "New York Notes" shall mean the Superior Mortgage Note and the Purchase Money Wraparound Note, collectively.

         1.39 "New York Omnibus Assignment" shall mean that certain Omnibus Assignment to be executed and delivered as of the Effective Date by the Debtor and the Receiver, as assignors, in favor of the New York Transferee, as assignee, pursuant to which the Debtor and the Receiver will assign to the New York Transferee all of their respective rights, title and interest in, to and under all of the Other New York Assets. The New York Omnibus Assignment will contain the terms set forth in, and will be in substantially the form of, Exhibit E annexed hereto.

         1.40 "New York Permitted Exceptions" shall mean, collectively, (a) the Liens and security interests created pursuant to the New York Mortgages and the other New York Security Instruments, (b) any other Liens securing the New York Indebtedness and (c) any other title exceptions which shall be acceptable to the Pension Fund Trustee in its sole and absolute discretion.

         1.41 "New York  Personal  Property"  shall mean all equipment and other
personal   property  located  on  or  used  in  connection  with  the  New  York
Improvements.

         1.42 "New York Property" shall mean, collectively, (a) the New York Improvements, (b) the leasehold interest in the New York Land under the New York Ground Lease, and (c) the New York Personal Property.

         1.43 "New York Register's Office" shall mean the Office of the Register of the City of New York in the County of New York.

         1.44 "New York Security Instruments" shall mean, collectively, the New York Mortgages, and any and all other instruments, whenever executed, in connection with or as security for the New York Notes, as the same may have been modified, amended, renewed or extended from time to time.

         1.45 "New York Transfer Documents" shall mean, collectively, the New York Deed, the New York Bill of Sale, the Assignment of New York Ground Lease, the New York Assignment of Leases, the New York Omnibus Assignment and any other documents necessary or appropriate to effect the transfer of the New York Property and the Other New York Assets to the New York Transferee in accordance with the applicable provisions of the Plan, including, without limitation, the instruments and other documents listed in Schedule 4 annexed hereto.

         1.46 "New York Transferee" shall mean a legal, domestic entity to be formed prior to the Effective Date and owned, directly or indirectly, in whole or in part, by the Pension Fund Trustee or one or more of its affiliates.

         1.47 "Other New York Assets" shall mean, collectively, all of the Debtor's right, title and interest in and to all receivables, bank accounts, contract rights, choses in action and other assets relating to the New York Property, including, without limitation, all Cash, all undeposited checks and all funds in the New York Accounts and all real estate leases relating to the New York Property, together with all security given for any of such leases in any form, including Cash, guaranties and letters of credit.

         1.48 "Other Texas Assets" shall mean, collectively, all of the Debtor's right, title and interest in and to all receivables, bank accounts, contract rights, choses in action and other assets relating to the Texas Property, including, without limitation, all Cash, all undeposited checks, and all real estate leases relating to the Texas Property, together with all security given for any of such leases in any form, including Cash, guaranties and letters of credit.

         1.49 "Paying Agent" shall mean State Street Bank and Trust Company or any successor to the rights, duties, and obligations of State Street Bank and Trust Company under the Paying Agent and Agency Agreement dated January 4, 1984.

         1.50 "Pension Fund Trustee" shall have the meaning set forth in the preamble to this Plan.

         1.51 "Person" shall mean an individual, corporation, partnership, joint
venture,   trust,   estate,   unincorporated   association,   or   organization,
governmental entity or political subdivision thereof, or any other entity.

         1.52 "Petition Date" shall mean June 19, 1997, the date of the filing of the Bankruptcy Case by the Debtor.

         1.53 "PFT Obligations" shall have the meaning set forth in Section 8.2(a) herein.

         1.54 "PFT Remedies" shall have the meaning set forth in Section 8.2(a) herein.

         1.55 "Plan" shall mean this plan of reorganization, as the same may be modified in accordance with the applicable provisions hereof and of applicable law.

         1.56 "Plan Fund" means a segregated, interest-bearing fund to be established on or before the Effective Date and maintained by the Pension Fund Trustee or its designee, as provided in Article VI of the Plan.

         1.57 "Priority Claim" shall mean that portion of an Allowed Claim, if any, which is entitled to priority under section 507(a) of the Bankruptcy Code, exclusive of Tax Claims and Administrative Expense Claims.

         1.58 "Pro Rata" shall mean the ratio of an Allowed Claim or Interest in a particular Class to the aggregate amount of all Allowed Claims or Interests in that Class.

         l.S9 "Professionals" shall mean those Persons (a) retained pursuant to an order of the Bankruptcy Court in accordance with section 327 of the Bankruptcy Code and to be compensated for services rendered prior to the Confirmation Date pursuant to section 330 of the Bankruptcy Code; or (b) for which compensation and reimbursement has been allowed by the Bankruptcy Court pursuant to section 503(b)(4) of the Bankruptcy Code.

         1.60 "Purchase Money Wraparound Note" shall mean that certain Purchase Money Mortgage Note, dated as of January 4, 1984, executed by Vista Properties, as maker, in favor of the Pension Fund Trustee, as payee, in the original principal amount of 590,160,000.

         1.61 "Receiver" shall mean Darrell L. Paster, Esq., not in his individual capacity, but solely in his capacity as receiver of the New York Property.

         1.62 "Receiver Account" shall mean that certain Money Management Account maintained by the Receiver, account number 19251619, and held at Citibank, N.A., 399 Park Avenue, New York, New York.

         1.63 "Receiver's Agent" shall mean, collectively, (a) S.L. Green Management Corp. and S.L. Green Realty, Inc., in their respective capacities as managing agent and leasing agent for the New York Property pursuant to that certain Agreement, dated as of November 14, 1996 (the "SL Green Agreement"), between the Receiver and such corporations, and (b) Colliers ABR, Inc., in its capacity as leasing agent for the New York Property pursuant to the SL Green Agreement and that certain letter agreement dated November 13, 1996, by and between Benjamin P. Feldman of S.L. Green Realty, Inc. and Robert L. Billingsley of Colliers ABR, Inc.

         1.64 "Receiver Payables" shall mean, collectively, all costs and expenses payable by or on behalf of the Receiver in connection with the ownership or operation of the New York Property, to the extent such costs and expenses (a) were incurred in the ordinary course of business for goods and services relating to the New York Property and in accordance with applicable provisions of the Receivership Orders, (b) are not required to be paid on or prior to the Effective Date pursuant to the Plan, and (c) are, in whole or in part, Allowed Administrative Expense Claims.

         1.65 "Receivership Orders" shall mean, collectively, (a) that certain Order Authorizing Receiver to Pay Obligations Incurred in the Management of the New York Property, entered by the Bankruptcy Court on August 25, 1997, (b) that certain Order Excusing Receiver's Turnover Obligations and Dismissing Debtor's Emergency Motion, entered by the Bankruptcy Court on September 2, 1997, and (c) that certain Amended Order Appointing Receiver, dated December 13, 1996, entered by the Supreme Court of the State of New York (as modified by the orders entered by the Bankruptcy Court), as such orders may be modified or supplemented from time to time with the consent of the Pension Fund Trustee subsequent to the dates of their entry.

         1.66 "Reserve Account" shall mean the segregated reserve account to be established pursuant to Section 6.5 of the Plan into which distributions respecting Disputed Claims shall be deposited.

         1.67 "Reserve Amount" shall mean the Cash to be reserved for the satisfaction of Disputed Claims pursuant to Section 6.5 of the Plan.

         1.68 "Schedules" shall mean, collectively, the schedules of assets and liabilities filed by the Debtor in accordance with section 521 of the Bankruptcy Code and Bankruptcy Rule 1007 on June 19, 1997, as thereafter amended.

         1.69 "Superior Mortgage Note" shall mean that certain Purchase Money Mortgage Note, dated as of January 4, 1984, executed by Park 250 Associates, as maker, in favor of the Pension Fund Trustee, as payee, in the original principal amount of 560,000,000-

         1.70 "Tax Claim" shall mean that portion of an Allowed Claim of a governmental unit, if any, which is entitled to priority under section 507(a)(8) of the Bankruptcy Code.

         1.71  "Texas   Assignment  of  Leases"  shall  mean  an  Assignment  of
Landlord's Interest in Leases to be entered into as of the Effective Date between the Debtor, as assignor, and the Texas Transferee, as assignee, pursuant to which the Debtor will assign to the Texas Transferee all of its rights, title and interest in, to and under all leases demising space in the Texas Property. The Texas Assignment of Leases will be in a form acceptable to the Pension Fund Trustee.

         1.72 "Texas Bill of Sale" shall mean a Bill of Sale to be executed and delivered as of the Effective Date between the Debtor, as seller, in favor of the Texas Transferee, as buyer, pursuant to which the Debtor will transfer to the Texas Transferee all of its right, title and interest in and to the Texas Personal Property. The Texas Bill of Sale will be in a form acceptable to the Pension Fund Trustee.

         1.73 "Texas Contracts and Leases" shall mean all executory contracts and unexpired leases of the Debtor which relate to the Texas Property.

         1.74 "Texas Deed" shall mean that special warranty deed to be executed and delivered as of the Effective Date by the Debtor, as grantor, in favor of the Texas Transferee, as grantee, pursuant to which the Debtor will convey fee simple title to the Texas Improvements to the Texas Transferee. The Texas Deed will be in a form acceptable to the Pension Fund Trustee.

         1.75 "Texas Ground Lease" shall mean that certain ground lease entered into by the Debtor as of December 15, 1983, pursuant to which the Debtor obtained a 99-year leasehold interest in the land upon which the Texas Improvements are located.

         1.76  "Texas  Improvements"  shall  mean,  collectively,   all  of  the
buildings, structures and other improvements, including the building fixtures therein, now or hereafter located on the Texas Land.

         1.77 "Texas Land" shall mean the real property demised pursuant to the Texas Ground Lease.

         1.78   "Texas   Mortgagee"   shall  mean   NationsBank   Texas,   N.A.,
successor-in-interest to RepublicBank Dallas, N.A., in its capacity as trustee for 4441 Airport Corp. under the terms of the Texas

Mortgage Loan Documents, or any successor trustee.

         1.79 "Texas Mortgage Loan Documents" shall mean, collectively, (a) that certain Deed of Trust Note, dated December 15, 1983, executed by the Debtor in favor of RepublicBank Dallas, N.A. (predecessor-in-interest to the Texas
Mortgagee), as the same may have been modified or amended, (b) the Texas Mortgage, and (c) any and all other agreements, instruments and documents evidencing or securing any Claim by the Texas Mortgagee against the Debtor or its property.

         1.80 "Texas Mortgage" shall mean that certain Deed of Trust, dated December 15, 1983, executed by the Debtor in favor of Billy J. Harris, as trustee, and RepublicBank Dallas, N.A. (predecessor-in-interest to the Texas Mortgagee), as beneficiary, covering the Texas Property, as the same may have been modified or amended.

         1.81 "Texas Omnibus Assignment" shall mean an Omnibus Assignment to be executed and delivered as of the Effective Date by the Debtor, as assignor, in favor of the Texas Transferee, as assignee, pursuant to which the Debtor will assign to the Texas Transferee all of its rights, title and interest in, to and under all of the Other Texas Assets. The Texas Omnibus Assignment will be in a form acceptable to the Pension Fund Trustee.

         1.82 "Texas Personal Property" shall mean all equipment and other personal property located on or used in connection with the Texas Improvements.

         1.83  "Texas  Property"  shall  mean,   collectively,   (a~  the  Texas
Improvements, (b) the leasehold interest in the Texas Land under the Texas Ground Lease, and (c) the Texas Personal Property.

         1.84 "Texas Transfer  Documents"  shall mean,  collectively,  the Texas
Deed, the Texas Bill of Sale, the Assignment of Texas Ground Lease, the Texas Assignment of Leases, the Texas Omnibus Assignment and any other documents necessary or appropriate to effect the transfer of the Texas Property, the Other Texas Assets and all related property to the Texas Transferee in accordance with the applicable provisions of the Plan.

         1.85 "Texas  Transferee"  shall mean either (a) the Texas  Mortgagee or
(b) a legal, domestic entity, or the trustee of a trust for the benefit of a legal, domestic entity, formed or to be formed prior to the Effective Date and owned or controlled, directly or indirectly, in whole or in part, by (i) the Texas Mortgagee or one or more of its affiliates or (ii) the Police and Fireman Retirement System for the City of Detroit.

         1.86 "Transfer Taxes" shall mean, collectively, (a) any New York State Real Estate Transfer Taxes imposed under Article 31 of the New York Tax Law, any New York City Real Property Transfer Taxes imposed under section 11-2102 of the New York City Administrative Code, (b) similar taxes, charges, fees, or assessments arising under the laws of the State of Texas or any political subdivision thereof, and (c) any other tax within the purview of section 1146(c) of the Bankruptcy Code.

         1.87 "Unsecured Claim" shall mean that portion of an Allowed Claim which is not an Administrative Expense Claim, Priority Claim, Tax Claim or secured Claim, and shall include, without limitation, a

Claim of any Person arising under section 506(a) of the Bankruptcy Code to the extent not secured.

                                   ARTICLE II
                                   ----------

                PAYMENT OF ALLOWED ADMINISTRATIVE EXPENSE CLAIMS

                             AND ALLOWED TAX CLAIMS

         2.1 Non-Classification. As provided in section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Tax Claims against the Debtor are not classified for the purposes of voting on or receiving distributions under the Plan. All such Claims are, instead, treated separately as unclassified Claims on the terms set forth in this Article II.

         2.2 Administrative Expense Claims. All Administrative Expense Claims shall be paid, in full, in Cash, in such amounts as are incurred in the ordinary course of business by the Debtor and/or the Receiver, or in such amounts as such Administrative Expense Claims are allowed by the Bankruptcy Court (a) upon the later of the Effective Date or the date upon which there is a Final Order allowing such Administrative Expense Claims or (b) upon such other terms as may exist due to the ordinary course of the business of the Debtor and/or Receiver or (c) as may be agreed upon between the holders of such Administrative Expense Claims and the Pension Fund Trustee.

         2.3 Tax Claims. Allowed Tax Claims shall be paid in full, in Cash, upon the latest of (a) the Effective Date, (b) the date upon which there is a Final Order allowing such Claim as an Allowed Tax Claim if an objection has been timely raised as to the allowance of such Claim as an Allowed Tax Claim, (c) the date that such Allowed Tax Claim would have been due if the Bankruptcy Case had not been commenced, or (d) upon such other terms as may be agreed to between the Pension Fund Trustee and any holder of an Allowed Tax Claim; provided, however, that the Pension Fund Trustee may, at its option, in lieu of payment in full of Allowed Tax Claims on the Effective Date, make Cash payments respecting Allowed Tax Claims, deferred to the extent permitted by section 1129(a)(9)(C) of the Bankruptcy Code and, in such event, interest shall be paid on the unpaid portion of such Allowed Tax Claim at a rate to be agreed to by the Pension Fund Trustee and the appropriate governmental unit or, if they are unable to agree, as determined by the Bankruptcy Court. All Allowed Tax Claims that by their terms become due and payable after the Confirmation Date shall be paid when due.

2.4 Professional Fees.

         (a) Final applications for fees of Professionals for services rendered in connection with the Bankruptcy Case and the Plan prior to the Confirmation Date shall be filed with the Bankruptcy Court within forty-five (45) days after the Confirmation Date. All Professional fees for services rendered in connection with the Bankruptcy Case and the Plan after the Confirmation Date, including those related to the resolution of Disputed Claims, may be paid without further Bankruptcy Court review or authorization.

         (b) Fees for services, costs, and expenses incurred by the Pension Fund Trustee, including fees, costs, and expenses of attorneys and experts employed by the Pension Fund Trustee shall be paid by the Pension Fund Trustee in the ordinary course of business and shall not affect distributions to creditors under this Plan. All such fees, costs, and expenses are subject to Bankruptcy Court approval and, upon request of the Bankruptcy Court or written request of a party in interest made on or before the Confirmation Date, the Pension Fund Trustee shall submit such fees, costs, and expenses to the Bankruptcy Court for approval as reasonable. If no request for review is made, the Pension Fund Trustee shall be authorized to make full and final payment for all services, costs, and expenses incurred in connection with the Bankruptcy Case and the Plan without further action or order of the Bankruptcy Court.


                                   ARTICLE III
                                   -----------

                            CLASSIFICATION OF CLAIMS
                                  AND INTERESTS

         3.1 Criterion of Class. A Claim or an Interest is in a particular Class only to the extent that such Claim or Interest qualifies within the description of that Class and is in a different Class to the extent that the remainder of the Claim OF Interest qualifies within the description of the different Class.

         3.2 Allowed Claims and Interests. All Allowed Claims and Interests are divided into the following Classes, which Classes shall be mutually exclusive:

                  (a) Class 1 (Priority Claims). Class 1 shall consist of all Allowed Priority Claims. Class 1 is not impaired.

                  (b) Class 2A "Texas Mortgagee Claim". Class 2A shall consist of the Claim of the Texas Mortgagee in the amount of $16,380,111, as reflected in Schedule D of the Schedules. Class 2A is not impaired.

                  (c) Class 2B (Pension Fund Claim). Class 2B shall consist of the Claim filed by the Pension Fund Trustee on or about October 27, 1997, as thereafter amended. Class 2B is impaired.

                  (d) Class 3 (Allowed Unsecured Claims). Class 3 shall consist of all Allowed Unsecured Claims other than Claims in Class 4. class 3 is not impaired.

                  (e) Class 4 (Affiliate Claims). Class 4 shall consist of all Affiliate Claims. Class 4 is impaired.

                  (f) Class 5 (Limited Partners' Interests). Class S shall consist of all Interests in the Debtor held by Limited Partners. Class 5 is impaired.

                  (g) Class 6 (General Partners' Interests). Class 6 shall consist of all Interests in the Debtor held by General Partners. Class 6 is impaired.

         3.3 Impaired and Unimpaired Classes. Classes 1, 2A, and 3 are not impaired under the Plan. Classes 2B, 4, S and 6 are impaired under the Plan. In the event of a controversy as to whether any Claimants or holders of Interests are impaired, the Bankruptcy Court shall, after appropriate notice and hearing, determine such controversy.


                                   ARTICLE IV
                                   ----------

                 TREATMENT OF CLAIMS NOT IMPAIRED UNDER THE PLAN

         4.1 Class 1 (Allowed Priority Claims). All Allowed Priority Claims shall be paid in full, in Cash, in such amounts as are incurred in the ordinary course of business by the Debtor or the Receiver, or in such amounts as such Claims are allowed by the Bankruptcy Court (a) upon the later of the Effective Date or the date upon which the Bankruptcy Court enters a Final Order allowing such Priority Claim; or (b) upon such other terms as may be agreed to between the Pension Fund Trustee and any holder of an Allowed Priority Claim.

         4.2 Class 2A (Texas Mortgagee Claim). As to the Claim of the Texas Mortgagee, on the Effective Date, the Texas Property will be transferred to the Texas Transferee according to such terms as are agreed to between the Pension Fund Trustee and the Texas Mortgagee.

         4.3 Class 3 (Unsecured Claims). All Allowed Unsecured Claims shall be paid in full, in Cash, with interest accruing from the Petition Date at the rate of nine percent (9%) per annum simple interest or at such other rate of interest as the holder of such Allowed Unsecured Claim shall request and be entitled to under contract, in such amounts as such Claims are Allowed by the Bankruptcy
Court (a~ upon the later of the Effective Date or the date upon which the Bankruptcy court enters a Final Order allowing such Unsecured Claim; or (b) upon such other terms as may be agreed to between the Pension Fund Trustee and any holder of such Allowed Unsecured Claim.


                                    ARTICLE V
                                    ---------

                        TREATMENT OF CLAIMS AND INTERESTS

                        THAT ARE IMPAIRED UNDER THE PLAN

         5.1 Class 2B (Pension Fund Claim).

                  (a) In full satisfaction, release and discharge of the Debtor s obligations for the Allowed Claim of the Pension Fund Trustee (but without extinguishing the New York Indebtedness), on the Effective Date and pursuant to section 1123(a)(5)(D) of the Bankruptcy Code, the Debtor shall transfer the New York Property and the Other New York Assets to the New York Transferee, free and clear of all Liens, claims, rights, interests and encumbrances (including, without limitation, all mechanic s liens or environmental judgments or any other similar Liens of any kind whatsoever), other than the

New York Permitted Exceptions. Such transfer shall be effected on the Effective Date by the Debtor executing and delivering the New York Transfer Documents to the New York Transferee. In addition, and concurrently with such transfer, (i) the Debtor and the Receiver shall deliver, and shall cause the Paying Agent and the Receiver's Agent to deliver to the Pension Fund Trustee, all Cash and undeposited checks then held by the Debtor, the Receiver, the Paying Agent and the Receiver's Agent, (ii) the Debtor and the Receiver shall, and shall cause the Paying Agent and the Receiver's Agent to, direct all banks at which the New York Accounts are maintained to remit to the Pension Fund Trustee, by wire transfer of immediately available funds on the Effective Date to an account specified by the Pension Fund Trustee, all funds held in such New York Accounts (net of amounts to be paid from such accounts, and reserves required or permitted to be established in such accounts, on the Effective Date under the
Plan), and (iii) Emigrant shall remit to the Pension Fund Trustee, by wire transfer of immediately available funds on the Effective Date, all funds in its possession relating to the New York Property, including, without limitation, funds held in any tax escrow account.

                  (b) Notwithstanding anything in the Plan or elsewhere to the contrary, neither the entry of the Confirmation Order nor the transfer of the New York Property and the Other New York Assets and the delivery and recording of the New York Transfer Documents in accordance with the provisions of the Plan shall alter or affect the validity, extent or priority of the New York Indebtedness or the Liens securing the New York Indebtedness, including, without limitation, the Liens created pursuant to the New York Mortgages and the other New York Security Instruments. The New York Indebtedness, and the Liens by which the New York Indebtedness is secured, shall remain outstanding and in full force and effect, and shall continue to constitute "bona fide" indebtedness, as such term is used in section 275 of the New York Real Property Law. Upon the transfer of the New York Property and the Other New York Assets and the delivery and recording of the New York Transfer Documents in accordance with the provisions of the Plan, the Debtor and the General Partners shall be deemed, without the need for any further act or instrument, to be released and discharged from any further liability for the payment of the New York Indebtedness, but the New York Indebtedness shall not be extinguished, and the New York Notes, the New York Mortgages and the other New York Security Instruments shall remain outstanding and in full force and effect and the Liens created by the New York Mortgages and the other New York Security Instruments shall also remain in full force and effect. The Allowed Claim of the Pension Fund Trustee, as reduced in accordance with the provisions of Section 5.1(c) of the Plan, shall continue to be evidenced by the New York Notes and secured by the New York Mortgages and the other New York Security Instruments.

                  (c) The Pension Fund Trustee shall be entitled to retain all of the payments, if any, received by the Pension Fund Trustee from the Receiver pursuant to the Receivership orders on or prior to the Effective Date. Such payments shall be deemed to have been applied in reduction of the Pension Fund Trustee's Allowed Claim to the extent provided in the Receivership orders.

         5.2 Class 4 (Affiliate Claims"). All holders of Allowed Affiliate Claims shall be paid their respective Pro Rata shares of all Cash in the Plan Fund after all Administrative Expense Claims, Tax Claims, and Claims in Classes 1 and 3 are paid in full, in such amounts as such Claims are Allowed (a) upon the later of the Effective Date or the date upon which the Bankruptcy Court enters a Final Order allowing such Affiliate Claim; or (b) upon such other terms as may be agreed to between the Pension Fund Trustee and any holder of an Allowed Affiliate Claim. In no event shall any holder of an Allowed Affiliate Claim receive distributions in excess of the face amount of such Allowed Affiliate Claim.

         5.3 Class 5 (Limited Partners' Interests). All Interests in the Debtor held by Limited Partners shall be cancelled, annulled and extinguished as of the Effective Date, and holders of such Interests shall not be entitled to receive or retain any property or interest in property under the Plan on account of such Interest.

         5.4 Class 6 (General Partners' Interests). All Interests in the Debtor held by General Partners shall be cancelled, annulled and extinguished as of the Effective Date and holders of such Interests shall not be entitled to receive or retain any property or interest in property under the Plan on account of such Interest.


                                   ARTICLE VI
                                   ----------

                           IMPLEMENTATION OF THE PLAN

         6.1 General. The Debtor, the General Partners, the Pension Fund Trustee, the Receiver, the New York Transferee, the Texas Mortgagee, the Texas Transferee, Emigrant, and all other Persons shall take all actions and shall execute all documents as may be necessary or advisable to consummate the Plan as herein set forth and the transactions contemplated by the Plan, so long as such actions and documents do not impose any additional financial obligations on such parties other than those provided for herein and are in accordance with the Pension Fund Trustee's obligations under the Employee Retirement Income Security Act and this Plan.

         6.2 Plan Funding. Cash from each of the following sources shall be deposited in the Plan Fund on or before the Effective Date:

                  (a) All Cash retainers returned to the Debtor by or on behalf of its Professionals; and

                  (b) Cash collateral of the Pension Fund Trustee and held by the Receiver in the amount of One Million Dollars ($1, 000, 000) .

         Payments required to be made under the Plan after the Effective Date shall be funded by the New York Transferee to the extent the payments are in respect of Receiver Payables assumed by the New York Transferee pursuant to
Section 7.1(i) of the Plan. All other payments required to be made after the Effective Date shall be paid from the Reserve Account. Excess funds held in the Plan Fund (exclusive of funds held in the Reserve Account) after the Effective Date, if any, shall be paid to the Pension Fund Trustee.

         6.3 Transfer of Real and Related Property.

                  (a) Transfer. The Debtor's real and related property holdings in New York and Texas shall be transferred as provided in Article VII hereof. After the Effective Date, the Debtor shall not have any claim against or interest in the property so transferred.

                  (b) Interim Role of Receiver Pending Transfer. The Receivership Orders, as the same shall have been modified or supplemented with the Pension Fund Trustee~s consent through the Confirmation Date, shall remain in full force and effect through the Effective Date. The Receivership Orders shall be modified by the Confirmation Order (i) to provide that on the Effective Date the

Receiver shall, and shall cause the Receiver's Agent to, cease depositing funds into, and disbursing funds from, the Receiver Account as currently required under the Receivership Orders (except that disbursements may be made to honor checks drawn against the Receiver Account by the Receiver or the Receiver's Agent prior to the Effective Date and presented for payment after the Effective Date, provided that any disbursements made to honor such checks shall not exceed the respective amounts of such checks), (ii) to require that $1,000,000 in Cash be transferred from the Receiver Account into the Plan Fund on or immediately after the Confirmation Date, and (iii) to require that all Cash in the Receiver Account (except for an amount equal to checks drawn against the Receiver Account by the Receiver or the Receiver's Agent prior to the Effective Date which were not presented for payment and paid by the close of business on the Effective
Date) be turned over to the Pension Fund Trustee or its designee by close of business on the Business Day immediately following the Effective Date. Any funds reserved in but not disbursed from the Receiver Account after the Effective Date to honor checks drawn against the Receiver Account prior to the Effective Date, together with interest earned on the Receiver Account from and after the Effective Date, shall be turned over to the Pension Fund Trustee or its designee as soon as practicable but in no event more than 180 days after the Effective Date.

                  (c) Operation of Texas Propertv Pending Transfer. The operation of the Texas Property is subject to various agreements which exist between the Debtor and the Texas Mortgagee, as well as prior orders of the Bankruptcy Court. Pending the transfer of the

Texas Property contemplated herein, all operations of the Texas Property will continue in accordance with these agreements and the Bankruptcy Court's prior orders. Notwithstanding anything to the contrary in the foregoing, that certain Agreement dated December 5, 1996 between the Debtor and the Texas Mortgagee, as amended, shall be deemed null and void and be of no further force or effect.

         6.4 Appointment of Disbursing Agent. From and after the Effective Date, the Pension Fund Trustee (or such other entity as the Pension Fund Trustee may designate) will act as Disbursing Agent. On the Effective Date, the Disbursing Agent will have the authority to make distributions from the Plan Fund.

         6.5 Reserve Account - Provisions for Disputed Claims.

                  (a) Except to the extent the Court shall determine that a lesser amount is adequate, on the Effective Date the Disbursing Agent shall establish a Reserve Account (which may be commingled with the Plan Fund) in an amount equal to the distributions that would have been made to holders of Disputed Claims if such Claims were Allowed Claims on the Effective Date.

                  (b) To the extent a Disputed Claim ultimately becomes an Allowed Claim in an amount less than the Reserve Amount for such Claim, the resulting surplus shall revert to the Pension Fund Trustee.

         6.6 Unclaimed Property. Any Person who fails to claim a distribution under the Plan within six months after the Effective Date, or within six months after such later date as a Claim becomes an Allowed Claim, shall forfeit all rights to any distribution under the Plan and shall have no Claim whatsoever against the Debtor or the Pension Fund Trustee or any holder of an Allowed Claim to whom distributions are made. Any distribution so forfeited shall automatically become the property of the Pension Fund Trustee, free from further claim from such Person or any holder of an Allowed Claim. The foregoing shall apply to checks issued by the Disbursing Agent but not delivered to or received by such Person, provided that the Disbursing Agent shall make a reasonable effort to locate any Person entitled to a distribution not delivered to or received by such Person.

         6.7 Vesting. Except as otherwise provided by the Plan, upon the Effective Date, title to all properties and assets dealt with by the Plan (other than the Texas Property and the Other Texas Assets) shall pass to the New York Transferee free and clear of all Claims and Interests, including Liens or other encumbrances, of creditors and of equity security holders.

         6.8 Dissolution and Winding UP of the Debtor. As soon as practicable after the Effective Date, the Pension Fund Trustee and the Debtor shall be jointly authorized, but not required, to dissolve and wind up the Debtor as a California limited partnership. Consummation of this Plan shall constitute the winding up of the Debtor and no actions other than those required by this Plan shall be required to discharge these tasks. Each of the Pension Fund Trustee and the Debtor shall be authorized to take all actions, including execution of a certificate of dissolution, necessary to exercise its rights hereunder.

         6.9 United States Trustee Reporting and Fees. The Pension Fund Trustee or its designee shall file post-confirmation quarterly reports in the format prescribed by the United States Trustee, and shall continue to pay quarterly fees due to the United States Trustee under 28 U.S.C. ss. 1930(a)(6) until the entry of a final decree or an order converting or dismissing the case.


                                   ARTICLE VII
                                   -----------

                      TRANSFER OF REAL AND RELATED PROPERTY

         7.1 Transfer of New York Property and Other New York Assets. As of the Effective Date, the New York Property and the Other New York Assets shall be transferred to the New York Transferee pursuant to the New York Transfer Documents, free and clear of all claims, interests, rights, Liens and encumbrances, other than the New York Permitted Exceptions, as set forth in
Section 5.1 of the Plan.

                  (a) Exemption from Transfer Taxes. Pursuant to section 1146(c) of the Bankruptcy Code, the transfer of the New York Property to the New York Transferee, as provided for in Section 5.1 of the Plan and this Section 7.1, shall be exempt from the imposition and payment of any and all Transfer Taxes. The New York Register's Office shall record the New York Deed, the Assignment of New York Ground Lease and any other recordable New York Transfer Documents without the payment of any Transfer Taxes. Additionally, in the event the Pension Fund Trustee or the New York Transferee shall seek to record the Confirmation Order, the New York Register's Office shall record the Confirmation Order without the payment of any Transfer Taxes.

                  (b) [Reserved].

                  (c) Good Faith Transfer. Each of the Debtor, the Receiver, the Pension Fund Trustee and the New York Transferee shall be deemed to have acted in "good faith", within the meaning of sections 363(m) and 1129(a)(3j of the Bankruptcy Code, in delivering and accepting, respectively, title to the New York Property and the New York Transfer Documents. In connection with the transfer of the New York Property and the delivery of the New York Transfer Documents to the New York Transferee, as provided for in the Plan, the New York Transferee and all parties in interest in the Bankruptcy Case shall be entitled to the protections afforded by section 363(m) of the Bankruptcy Code.

                  (d) Casualty Event/Condemnation. Unless the Pension Fund Trustee shall in the exercise of its sole and absolute discretion determine otherwise (or unless the Debtor has defaulted in the performance of any of its obligations under the New York Security Instruments relating to condemnation or casualty), under no circumstance and in no event shall the occurrence of any casualty event or the commencement or continuation of any condemnation proceeding with respect to the New York Property postpone, delay or otherwise affect or interfere with the occurrence of the Effective Date. Nothing herein shall affect or alter the rights, including rights as a loss payee, of the Pension Fund Trustee under any insurance policies, whether procured by the Debtor or otherwise.

                  (e) Recordation of New York Deed. Pursuant to section 1142(b) of the Bankruptcy Code, the Confirmation Order shall direct the New York Register's Office to record the New York Deed, the Assignment of New York Ground Lease and any other recordable New York Transfer Documents without the payment of Transfer Taxes and, simultaneously with such recordation, to discharge, remove and terminate any and all Liens, claims, rights, interests and encumbrances whatsoever, including the mortgage(s) held by Emigrant, other than New York Permitted Exceptions, as set forth in

Section 5.1 of the Plan- The New York Transferee will be responsible for the costs of any title insurance obtained by the New York Transferee in connection with its acquisition of title to the New York Property pursuant to the Plan, including, without limitation, the policy and endorsement referred to in Section 9.1(j) of the Plan.

                  (f) No Assumption.  Except as otherwise  expressly provided in
Section 7.1(i) of the Plan, the transfer of the New York Property and the Other New York Assets to the New York Transferee shall in no event impose on the New York Transferee any obligation, duty or liability arising prior to the Effective Date, including, without limitation, any obligation of the Debtor to any taxing authority or trade creditor, or to pay any indebtedness, obligations or liabilities of the Debtor.

                  (g) Items to be Delivered on Effective Date. On the Effective Date, the Debtor, the Receiver and the Receiver's Agent shall deliver (and cause their counsel and any management personnel, brokers, appraisers, officers, directors and other professionals employed by them to deliver) to the New York Transferee all books, records and other papers in their possession and in the possession of the General Partners pertaining to the New York Property and the Other New York Assets, and the Debtor, the General Partners, the Receiver and the Receiver's Agent shall use their respective best efforts to furnish the New York Transferee with such additional information concerning the New York Property and the Other New York Assets and the books and records relating thereto as the New York Transferee may thereafter from time to time request. The Debtor, the Receiver and the Receiver's Agent shall also deliver to the New

York Transferee or its designee, on the Effective Date, the originals of all leases relating to or concerning the New York Properties (or, in the case of any lease the original of which cannot be located, an affidavit of the Debtor's responsible individual or an affidavit of the Receiver, in the case of a lease entered into by the Receiver, to the effect that after a diligent search, he or she has not been able to locate the original of such lease and that attached to such affidavit is a true and complete copy of the original lease), all keys to the New York Property, and all New York Personal Property listed in the New York sill of Sale which is not located at the New York Property on the Effective Date.

                  (h) Security Deposits. Without limiting the generality of the Debtor's and the Receiver's obligation to transfer the Other New York Assets to the New York Transferee pursuant to the Plan, the Debtor, the Receiver or the Receiver's Agent, as applicable, shall turn over to the New York Transferee or its designee on the Effective Date all security deposits attributable to the New York Property (including all monies held in any security deposit account and all letters of credit or other non-cash security), including all such security deposits which shall have been delivered to the Debtor, the Receiver or the Receiver's Agent by new tenants between the Confirmation Date and the Effective Date.

                  (i) Assumption of Payables. On the Effective Date, the New York Transferee shall assume responsibility for all Receiver Payables. Neither the Pension Fund Trustee nor the New York Transferee shall assume or be deemed liable for any contingent, disputed, or unliquidated liabilities of the Debtor or the Receiver, including any such liabilities which become fixed and/or absolute at any time.

                  (j) Further Assurances. From and after the Effective Date, the Debtor, the Receiver and the Receiver's Agent shall, at the New York Transferee's or the Pension Fund Trustee's request, (a) transfer to the New York Transferee from time to time any and all property and assets, tangible or intangible, which come into their possession promptly upon receipt thereof which were intended to be transferred in connection with the New York Property and the Other New York Assets or which constitute a part of the New York Property or the Other New York Assets, (b) collect for the account of the New York Transferee, its successors and assigns, all monies or other assets of any character and all other items transferred, or intended to be transferred, in connection with the New York Property and the Other New York Assets, and endorse with the name of the New York Transferee any checks or drafts received on account of the New York Property and the Other New York Assets, (c) from time to time institute and prosecute any and all proceedings at law, in equity or otherwise, that the New York Transferee may reasonably request, or permit the New York Transferee (and provide the New York Transferee with all requisite power(s) of attorney) to institute and prosecute any and all of such proceedings in the name of the Debtor, in the name of the Receiver or otherwise, in order to collect, assert or enforce any claim, right or title, of any kind, in and to the property, assets, rights and privileges assigned and conveyed, or intended so to be, in connection with the New York Property and the Other New York Assets, and to defend and compromise any and all actions, suits or proceedings in respect of any of such property, assets, rights and privileges, and (d) generally to do all and any such acts and things in connection with the New York Property and the Other New York Assets as the New York Transferee may reasonably request to give effect to the provisions of the Plan. The Debtor, the Receiver and the Receiver's Agent shall promptly transfer and deliver to the New York Transferee, from time to time, any cash, checks, drafts or other property, including any amounts paid as interest in respect thereof, transferred or to be transferred to the New York Transferee, as provided herein.

         7.2 Transfer of Texas Property and Other Texas Assets. As of the Effective Date, the Texas Property and the Other Texas Assets shall be transferred to the Texas Transferee pursuant to the Texas Transfer Documents, as set forth in Section 4.2 of the Plan.

                  (a) Exemption from Transfer Taxes. Pursuant to section 1146(c) of the Bankruptcy Code, the transfer of the Texas Property to the Texas Transferee, as provided for in Section 4.2 of the Plan and this Section 7.2, shall be exempt from the imposition and payment of any and all Transfer Taxes. The Texas Deed, the Assignment of Texas Ground Lease and any other recordable
Texas Transfer Documents shall be recorded in the Dallas County Recorder's Office without the payment of any Transfer Taxes. Additionally, in the event that the Texas Mortgagee or the Texas Transferee shall seek to record the Confirmation Order, the Confirmation Order shall be recorded in the Dallas County Recorder's Office without the payment of any Transfer Taxes.

                  (b) Effect of Transfer Waiver. The transfer of the Texas Property to the Texas Transferee, and the transactions contemplated by this Plan, shall not constitute an extinguishment of the indebtedness of the Debtor to the Texas Mortgagee or the extinguishment of any liens held by the Texas Mortgagee, and will not constitute a merger of title of any interest of the Texas Mortgagee. Any rights of redemption which may exist with respect to the Texas Property are waived.

                  (c) Good Faith Transfer. Each of the Debtor, the Texas Mortgagee and the Texas Transferee shall be deemed to have acted in "good faith", within the meaning of sections 363(m) and 1129(a)(3) of the Bankruptcy Code, in delivering and accepting, respectively, title to the Texas Property and the Texas Transfer Documents. In connection with the transfer of the Texas Property and the delivery of the Texas Transfer Documents to the Texas Transferee, as provided for in the Plan, the Texas Transferee and all parties in interest in the Bankruptcy Case shall be entitled to the protections afforded by section 363(m) of the Bankruptcy Code.

                  (d) Casualty Event/Condemnation. Unless the Texas Mortgagee shall in the exercise of its sole and absolute discretion determine otherwise (or unless the Debtor has defaulted in the performance of any of its obligations under the Texas Mortgage relating to condemnation or casualty), under no circumstance and in no event shall the occurrence of any casualty event or the commencement or continuation of any condemnation proceeding with respect to the Texas Property postpone, delay or otherwise affect or interfere with the occurrence of the Effective Date. Nothing herein shall affect or alter the rights, including rights as a loss payee, of the Texas Mortgagee under any insurance-policies, whether procured by the Debtor or otherwise.

                  (e) Recordation of Texas Deed. Pursuant to section 1142(b) of the Bankruptcy Code, the Confirmation order shall direct the Dallas County Recorder's Office to record the Texas Deed, the Assignment of Texas Ground Lease and any other recordable Texas Transfer Documents without the payment of Transfer Taxes. The Texas Transferee will be responsible for the costs of any title insurance obtained by the Texas Transferee in connection with its acquisition of title to the Texas Property pursuant to the Plan.

                  (f) No Assumption. Except as otherwise expressly agreed by the Texas Transferee, the transfer of the Texas Property and the Other Texas Assets to the Texas Transferee shall in no event impose on the Texas Transferee any obligation, duty or liability arising prior to the Effective Date, including, without limitation, any obligation of the Debtor to any taxing authority or trade creditor, or to pay any indebtedness, obligations or liabilities of the Debtor.

                  (g) Items to be Delivered on Effective Date. On the Effective Date, the Debtor shall deliver (and cause its counsel and any management personnel, brokers, appraisers, officers, directors and other professionals employed by the Debtor to deliver) to the Texas Transferee all books, records and other papers in their possession and in the possession of the General Partners pertaining to the Texas Property and the Other Texas Assets, and the Debtor and the General Partners shall use their respective best efforts to furnish the Texas Transferee with such additional information concerning the Texas Property and the Other Texas Assets and the books and records relating thereto as the Texas Transferee may thereafter from time to time request.

                  (h) Security Deposit. Without limiting the generality of the Debtor's obligation to transfer the Other Texas Assets to the

Texas Transferee pursuant to the Plan, the Debtor shall turn over to the Texas Transferee or its designee on the Effective Date all security deposits attributable to the Texas Property (including all monies held in any security deposit account and all letters of credit or other non-cash security).

                  (i) [Reserved].

                  (j) Further Assurances. From and after the Effective Date, the Debtor shall, at the Texas Transferee's or the Texas Mortgagee's request, (i) transfer to the Texas Transferee from time to time any and all property and assets, tangible or intangible, which come into their possession promptly upon receipt thereof which were intended to be transferred in connection with the Texas Property and the Other Texas Assets or which constitute a part of the Texas Property or the Other Texas Assets, (ii) collect for the account of the Texas Transferee, its successors and assigns, all monies or other assets of any character and all other items transferred, or intended to be transferred, in connection with the Texas Property and the Other Texas Assets, and endorse with the name of the Texas Transferee any checks or drafts received on account of the Texas Property and Other Texas Assets, and (iii) generally to do all and any such acts and things in connection with the Texas Property and the Other Texas Assets as the Texas Transferee may reasonably request to give effect to the provisions of the Plan.

                                  ARTICLE VIII
                                  ------------

                      RETENTION OF JURISDICTION AND RELEASE

         8.1 Retention of Jurisdiction. From and after the Confirmation Date and until such time as all payments and distributions required to be made and all other obligations required to be performed under this Plan have been made and performed by the Debtor or the Pension Fund Trustee, as the case may be, the Bankruptcy Court shall retain such jurisdiction as is legally permissible, including, but not limited to, the following purposes:

                  (a) To hear and determine any and all objections to the allowance of a Claim or any controversy as to the classification of Claims OF Interests;

                  (b) To hear and determine any and all applications by Professionals for compensation and reimbursement of expenses;

                  (c) To determine the reasonableness of payments made or to be made by the Pension Fund Trustee for services and for costs and expenses in or in connection with the Bankruptcy Case, or in connection with the Plan and incident to the Bankruptcy Case;

                  (d) To hear and determine any and all pending applications for the rejection and disaffirmance of executory contracts and unexpired leases, and to fix and allow any Claims resulting therefrom;

                  (e) To enable the Debtor, the Receiver or the Pension Fund Trustee, as the case may be, to prosecute any and all proceedings which may be brought prior to any applicable deadline to set aside liens or encumbrances and to recover any transfers, assets, properties or damages to which the Debtor may be entitled under applicable provisions of the Bankruptcy Code or any other federal, state or local laws except as may be waived or released pursuant to the Plan;

                  (f) To interpret and/or enforce the terms of the release contained in Section 8.2 of the Plan;

                  (g) To liquidate any disputed, contingent or unliquidated Claims or Interests;

                  (h) To enforce and implement the provisions of the Plan;

                  (i) To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code;

                  (j) To determine any liability to a governmental unit which may be asserted as a result of the transactions contemplated herein;

                  (k) To correct any defect, cure any omission, or reconcile any inconsistency in the Plan or in the Confirmation Order as may be necessary to carry out its purpose and the intent of the Plan; and

                  (1) To determine such other matters as may be provided for in the Confirmation Order or as may be authorized under the provisions of the Bankruptcy Code.

         8.2 Release of Claims. Notwithstanding anything appearing to the contrary in Section 8.1 of the Plan, the Bankruptcy Court shall not retain jurisdiction to hear or determine any of the Debtor's Claims, as hereinafter defined, which claims are expressly released by the following terms of this
Section 8.2:

                  (a) Release. As of the Effective Date, the Debtor, for itself and on behalf of its partners, subsidiaries, divisions, participants, affiliated corporations, trustees, advisors, beneficiaries, officers, directors, agents, employees, servants, attorneys and representatives, as well as their respective heirs, executors, legal representatives, administrators, successors and assigns (collectively, the "Debtor's Releasing Parties"), hereby jointly and severally release, acquit and forever discharge the Pension Fund Trustee and its successors and assigns, and each of its subsidiaries, divisions, participants, affiliated corporations or entities, trustees, advisors, beneficiaries, officers, directors, agents, employees, servants, attorneys and representatives, as well as their respective heirs, executors, legal representatives, administrators, successors and assigns (collectively, the "Pension Fund Trustee's Related Parties"), from any and all claims, demands, damages, debts, costs, expenses, liabilities, contracts, agreements, obligations, accounts, defenses, suits, actions, causes of action or claims for relief, of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, whether heretofore or hereafter accruing, which the Debtor or any of the Debtor's Releasing Parties, jointly or severally, ever had or now has against the Pension Fund Trustee or any of the Pension Fund Trustee's Related Parties, jointly or severally, at any time prior to and including the date hereof, for or by reason of (a) any matter, cause or thing done, admitted to, or suffered to be done by the Pension Fund Trustee or any of the Pension Fund Trustee's Related Parties, jointly or severally, at any time prior to and including the Effective Date, in any way connected with, arising out of, related to or in furtherance of (i) the New York Indebtedness, (ii) any or all renewals, extensions or rearrangements of the New York Indebtedness, (iii) any of the New

York Security Instruments, (iv) any of the transactions arising out of, related to or contemplated by any of the New York Security Instruments, (v) any or all agreements, covenants and obligations of the Pension Fund Trustee or the Pension Fund Trustee's Related Parties relating to the New York Indebtedness or any of the New York Security Instruments (collectively, but not including the Pension Fund Trustee's obligations specified in the Plan to fund the payment of certain distributions under the Plan or the New York Transferee's obligation with respect to those Receiver Payables required under the Plan to be assumed by the New York Transferee or any of the Pension Fund Trustee's or the New York Transferee's other obligations arising under the Plan, the "PFT Obligations"),
(vi) any or all prior understandings or agreements, oral or written, and negotiations related thereto, to the extent not incorporated into the Plan or the documents and instruments contemplated thereby, (vii) the exercise, enforcement or realization upon any rights, remedies, powers or entitlements of the Pension Fund Trustee under or relating to any of the New York Security Instruments (collectively, the "PFT Remedies"), or (viii) the advancing of any funds under the New York Notes and the administration of the loan evidenced thereby by the Pension Fund Trustee to or for the benefit or account of the Debtor, any of the General Partners or Limited Partners or any other Person with respect to any of the New York Indebtedness or any of the New York Security Instruments; and (b) any actions taken, proposed to be taken or not taken by the Pension Fund Trustee or any of the Pension Fund Trustee's Related Parties prior to the date hereof with respect to the New York Indebtedness, any of the New York Security Instruments, any of the PFT

Obligations, any of the PFT Remedies, or the advancing of funds by the Pension Fund Trustee to or for the benefit or account of the Debtor, the General Partners, the Limited Partners or any other Person with respect to the New York Indebtedness or any of the New York Security Instruments, including, without limitation, any actions taken by the Pension Fund Trustee or its successors and assigns in foreclosing upon any of the Liens. The foregoing release shall include, without limitation, to the extent allowed by applicable law, such claims or defenses as fraud, mistake, duress, overreaching, usury, failure to disclose, and interference with business management or relationships relating to any of the matters, documents, transactions, acts or omissions described above. For purposes hereof, all claims released hereunder by the Debtor and the Debtor's Releasing Parties are collectively called the "Debtor's Claims".

                  (b) Scope of Release. Notwithstanding anything herein to the contrary, the release in Section 8.2(a) of the Plan is intended to be and shall be construed as a release of the Debtor's Claims, to the extent hereinabove set forth, by the Debtor and the Debtor's Releasing Parties, of all Persons who are, were, or have been, officers, directors, attorneys, shareholders, partners, joint venturers, agents, representatives, employees, or trustees of the Pension Fund Trustee or any of the Pension Fund Trustee's Related Parties, whether or not specifically named herein, together with any and all other Persons, whether natural, corporate or otherwise, in privity with any of them, including all of their respective heirs, executors, legal representatives, administrators, successors and assigns, whether or not specifically named herein.

                  (c) Debtor's Claims. Debtor hereby covenants, on behalf of itself and the Debtor's Releasing Parties, that it will never (i) sue or bring any legal action or proceeding against the Pension Fund Trustee or any of the Pension Fund Trustee's Related Parties asserting any of the Debtor's Claims,
(ii) hinder or enjoin any property transfer or other transaction contemplated by the Plan, (iii) attempt to void, avoid, set aside or challenge, directly or indirectly, any transfer of the New York Property and the Other New York Assets (or any of them), (iv) voluntarily commence, join in, or participate as an adverse party or as an adverse witness (unless subject to compulsory legal process which requires testimony) in a lawsuit against the Pension Fund Trustee or any of the Pension Fund Trustee's Related Parties, which lawsuit involves, directly or indirectly, any of the Debtor's Claims, or (v) raise any of the Debtor's Claims as a defense or bring a counterclaim or cross-claim against the Pension Fund Trustee or any of the Pension Fund Trustee's Related Parties asserting, directly or indirectly, any of the Debtor's Claims in a suit or proceeding. Debtor agrees that the release provided in Section 8.2(a) of the Plan may be interposed as a complete defense to any action or other proceeding that may be brought, instituted or prosecuted by the Debtor or the Debtor's Releasing Parties, or any of them, against the Pension Fund Trustee or the Pension Fund Trustee's Related Parties, or any of them, in which any of the Debtor's Claims are asserted.

                                   ARTICLE IX
                                   ----------

                 CONDITIONS PRECEDENT TO EFFECTIVE DATE OF PLAN

         9.1 Conditions to Effective Date. The effectiveness of the Plan shall be subject to the satisfaction of the following conditions precedent on or before the date specified for each such condition (and the Effective Date shall not occur unless each and every one of such conditions shall have been satisfied or waived):

                  (a) Retainers Repaid. Two hundred five thousand dollars ($205,000), representing all retainers paid by the Debtor to its Professionals in connection with the Bankruptcy Case prior to the Petition Date, shall have been returned to the Debtor and deposited in the Plan Fund.

                  (b) Affiliate and Related Claims Withdrawn. All Affiliate Claims and Claims of Professionals retained by the Debtor or holders of Affiliate Claims shall be withdrawn, except for the Claim of IR Vista Management Corp.

                  (c) Transfer of IR Vista Management Corp. Claim. The Claim of IR Vista Management Corp. shall have been transferred by the holder of such Claim to the Pension Fund Trustee or its designee.

                  (d) Performance of Covenants and Agreements. Debtor, the Receiver and the Receiver's Agent shall have timely and materially performed and complied with all covenants and agreements required to be performed or complied with by them pursuant to the Plan and the Receivership Orders prior to or as of the Effective Date. Without limiting the generality of the foregoing, the Debtor shall have performed all of its obligations under the New York Security Instruments regarding the assignment to the New York Transferee of the Debtor's rights under policies of insurance in the event of a casualty with respect to the New York Property occurring prior to the Effective Date.

                  (e) Litigation. No suit, action, or other proceeding shall be pending before any court or governmental agency in which any third party is seeking to restrain or prohibit or to obtain damages or other relief in connection with the Plan, the Receivership Orders, or the consummation of the transactions contemplated hereby.

                  (f) Consummation Documents. Debtor, the Receiver, the Receiver's Agent, the General Partners, the New York Transferee, Emigrant, and the Texas Transferee shall have duly executed and/or delivered the documents and instruments required pursuant to the Plan on or before the Effective Date.

                  (g) Confirmation Order. The Bankruptcy Court shall have entered the Confirmation Order in form and substance satisfactory to the Pension Fund Trustee on or before September 30, 1998.

                  (h) Maximum Claims Amount. The sum of all payments required to be made on the Effective Date, other than payments to be made to holders of Tax Claims and Claims in Class 4 (Affiliate Claims), including all amounts required to be paid to cure defaults under executory contracts and unexpired leases being assumed pursuant to Article X of the Plan, shall not exceed $250,000.

                  (i) Recordation of New York Deed. The New York Register's Office shall have recorded the New York Deed, the Assignment of New York Ground Lease and any other recordable New York Transfer Documents in the name of the New York Transferee (i) without the payment of any Transfer Taxes and without the reservation of any rights with respect to the payment of such taxes, and
(ii) free and clear of all liens, claims, rights, interests and encumbrances other than New York Permitted Exceptions.

                  (j) Title Insurance. First American Title Insurance Company of New York or another title insurance company acceptable to the Pension Fund Trustee shall have issued (i) an owner's policy of title insurance on Form ALTA 1990 with respect to the New York Property, insuring the New York Transferee's fee title to the New York Property, subject only to New York Permitted Exceptions, and (ii) an endorsement to the Pension Fund Trustee's existing loan policy of title insurance with respect to the New York Property, which endorsement shall reaffirm such policy, subject to no additional exceptions other than New York Permitted Exceptions.

                  (k) Delivery of Original Leases. Keys. etc. Debtor, the Receiver or the Receiver's Agent, as applicable, shall have delivered the items described in Section 7.1(g) of the Plan to the New York Transferee or its designee.

                  (l) Notice to Tenants. Debtor, the Receiver or the Receiver's Agent, as appropriate, shall have directed, by written instruction in form and content satisfactory to the Pension Fund Trustee, all tenants under leases relating to or concerning any portion of the New York Property to forward all rents and other payments due under such leases to the New York Transferee or its designee.

                  (m) Deadline for Effective Date. The Effective Date shall have occurred and the Confirmation Order shall have become a Final Order on or before December 31, 1998.

                  (n) Tenant Estoppel Letters. Each of the tenants under any of the leases relating to the New York Property shall have returned to the Receiver or the Receiver's Agent estoppel letters, in form and substance satisfactory to the Pension Fund Trustee and the New York Transferee, confirming that the amount of security deposits or other forms of security (including letters of credit) provided by such tenant is not greater than the amount of security deposits and other forms of security (including letters of credit) turned over to the New York Transferee or its designee on the Effective Date pursuant to Section 7.1(h) of the Plan, or shall have been forever barred by Final Order of the Bankruptcy Court from asserting a claim against the Debtor, the Pension Fund Trustee, the Receiver, the Receiver's Agent or the New York Transferee (or its designee) or any of their respective successors or assigns for the return of any security deposit or other forms of security (including letters of credit).

                  (o) Mutual Releases. On or before the Effective Date, each of the General Partners, in their respective capacities as general partners of the Debtor, and the respective direct and indirect owners of any of the General Partners, in their respective capacities as such, shall have entered into a mutual release with the Pension Fund Trustee, each such release to be substantially in the form of the release and related provisions in Section 8.2 of the Plan, with only those changes needed to reflect the different parties releasing each other, the mutual nature of their releases and any difference in the nature of the claims they may hold.

         9.2 Waiver of Conditions. The conditions set forth in Section 9.1 of the Plan may be waived by the Pension Fund Trustee.

                                   ARTICLE X
                                   ---------

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         10.1 Deemed Assumption of Executory Contracts and Unexpired Leases. Except as provided in Section 10.2 of the Plan, any unexpired lease or executory contract that has not been expressly rejected by the Debtor with the Bankruptcy Court's approval on or prior to the Confirmation Date shall be deemed to have been assumed by the Debtor as of the Effective Date unless there is pending before the Bankruptcy Court on the Confirmation Date a motion to reject such unexpired lease or executory contract or such executory contract or unexpired lease is otherwise designated for rejection and is ultimately assumed.

         10.2 Assumption and Assignment of Executory Contracts and Unexpired Leases. Without limiting the generality of Section 10.1 of the Plan, in connection with the transfer of the New York Property, the Other New York Assets, the Texas Property and the Other Texas Assets, the Debtor will (a) assume the executory contracts and unexpired leases relating to the New York Property, including all executory contracts and unexpired leases identified in
Schedule 5a annexed to the Plan, and assign said executory contracts and unexpired leases to the New York Transferee, and (b) assume the executory contracts and unexpired leases relating to the Texas Property, including all executory contracts and unexpired leases identified in Schedule 5b annexed to the Plan, and assign said executory contracts and unexpired leases to the Texas Transferee. In accordance with section 1123(a)(5)(G) of the Bankruptcy Code, on the Effective Date, or as soon as practicable thereafter, each of the New York Transferee and the Texas Transferee shall cure all defaults under any executory contract or unexpired lease assigned to such assignee pursuant to this Section
10.2 by making a Cash payment in an amount agreed to between such assignee and the Claimant, or as otherwise fixed pursuant to a Final Order.

                                   ARTICLE XI
                                   ----------

                                  MISCELLANEOUS

         11.1 Calculation of Time Periods. Bankruptcy Rule 9006 is incorporated herein for purposes of calculating the dates set out herein.

         11.2 Withholding Taxes. The Pension Fund Trustee shall be entitled to deduct any federal or state withholding taxes from any payments made with respect to Allowed Claims for wages of any kind.

         11.3 Headings. Headings are utilized in the Plan for the convenience of reference only, and shall not constitute a part of the Plan for any other purpose.

         11.4 Nonconsensual Confirmation. If the Plan is accepted by one or more, but not all, Classes of Claims or Interests, the Pension Fund Trustee reserves the right to request Confirmation of the Plan pursuant to section 1129(b) of the Bankruptcy Code, subject to any modification of the Plan in accordance with Section 11.5 of the Plan.

         11.5 Defects. Omissions and Amendments. The Pension Fund Trustee may, without notice to holders of Claims and Interests, insofar as it does not materially and adversely affect the interests of holders of Claims and Interests, correct any defect, omission or inconsistency in this Plan in such manner and to such extent as may be necessary to expedite the execution of this Plan. The Plan may be altered or amended before or after Confirmation as provided in section 1127 of the Bankruptcy Code if, in the opinion of the Bankruptcy Court, the modification does not materially and adversely affect the interests of holders of Claims and Interests. The Plan may be altered or amended before or after the Confirmation Date in a manner which, in the opinion of the Bankruptcy court, materially and adversely affects holders of Claims and Interests, after a further hearing and acceptance of the Plan as so altered or modified as provided in section 1126 of the Bankruptcy Code.

         11.6 Governing Law. Except to the extent that the Bankruptcy Code is applicable, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

         11.7 Notices. All notices, requests or demands for payment provided for in this Plan shall be in writing and shall be deemed to have been given when personally delivered by hand or Federal Express or other recognized overnight courier service or deposited in any general or branch post office of the United States Postal Service or received by telex or telecopier. Notices, requests and demands for payments shall be addressed and sent, in the case of notices, requests or demands for payments to the Pension Fund Trustee to: Vista Properties Reorganization Plan, c/o Murphy Sheneman Julian & Rogers, 101 California Street, 39th Floor, San Francisco, CA 94111, Attn: Cecily Caceu, or at any other address designated by the Pension Fund Trustee by notice to each holder of an Allowed Claim and at the last known address according to the Debtor's books and records or at any other address designated by a holder of an Allowed Claim by notice to the Pension Fund Trustee, provided that any notice of change of address shall be effective only upon receipt.

         11.8 Severability. Should any provision in this Plan be determined to be unenforceable, such determination shall in no way l limit or affect the enforceability and operative effect of any or I all other provisions of this Plan.

         11.9 Revocation or Withdrawal. The Pension Fund Trustee reserves the right to revoke and/or withdraw this Plan, in its sole and absolute discretion, at any time on or before the Confirmation Date.

         11.10 Effect of Revocation or Withdrawal. If the Pension Fund Trustee revokes or withdraws this Plan pursuant to Section 11.9 of the Plan, or if Confirmation does not occur, then this Plan shall be deemed null and void, and in such event nothing contained herein shall be deemed to constitute a waiver or release of any Claims or Interests by or against the Pension Fund Trustee, any other Person or to prejudice in any manner the rights of the Pension Fund Trustee, or any Person in any further proceedings involving the Debtor or otherwise.

         11.11 Capacity of Pension Fund Trustee. Bankers Trust Company is executing this Plan not in its individual capacity but, rather solely in its capacity as trustee for the General Motors Corporation Hourly-Rate Employes
Pension Trust, and as Trustee for the General Motors Corporation Salaried Employes Pension Trust (the "Trusts"). Any obligation of Bankers Trust Company under this Plan are obligations only of the Trusts. Any action taken by Bankers Trust Company hereunder is at the direction of the investment manager of the Trusts in consultation with the Trusts. Neither Bankers Trust Company nor any of its affiliates, nor the beneficiaries of the Trusts, nor any of their respective officers, directors, employees, Partners. shareholders or agents (including, without limitation, the individual signing this Plan on behalf of Bankers Trust Company), assume any obligations under the Plan.



Dated: August 26, 1998                         BANKERS TRUST COMPANY, as Trustee
                                               for the GENERAL MOTORS
                                               CORPORATION HOURLY-RATE EMPLOYES
                                               PENSION TRUST, and as Trustee for
                                               the GENERAL MOTORS CORPORATION
                                               SALARIED EMPLOYES PENSION TRUST




                                                      /s/Robert M. Bysshe
                                               By     -------------------
                                               Name:  Robert M. Bysshe
                                               Title: Managing Director

WACHTELL, LIPTON, ROSEN & KATZ

MURPHY SHENEMAN JULIAN & ROGERS
A Professional Corporation


     /s/Tobias S. Keller
By:  -------------------
     Tobias S. Keller

                                                      SCHEDULE 1
                                                      ----------

                                                  New York Accounts



                                                                                             Nature
                                                                                             of
Bank                                Account#              Address                            Account
----                                --------              -------                            -------
Emigrant Savings Bank               1776-0                5 East 42nd Street                 Escrow account
                                                          New York, NY 10017
                                                          Attn: Marie Joyce

Chase Manhattan Bank                230107907             One Chase Square                   Edward S. Gordon A/A/F
                                                          Rochestcr, NY 14643                Vista Properties

Chase Manhattan Bank                230107893             One Chase Square                   Edward S. Gordon A/A/F
                                                          Rochester, NY 14643                Vista Properties

Chase Manhattan Bank                114-084882            380 Madison Avenue,                Colliers ABR A/A/F Vista
                                                          10th Floor                         Properties
                                                          New York, NY 10017                 Collection account
                                                          Attn: Barbara Dunne

Chase Manhattan Bank                114-086079            380 Madison Avenue,                Colliers ABR A/A/FVista
                                                          10th Floor                         Properties
                                                          New York, NY 10017                 Operating account
                                                          Attn: Barbsra Dunne

Chemmcal Investmont                 3YJ-078124            55 Water Street, 18th FL           Colliers ABRA/A/F Vista
Services Corp.                                            New York, NY 10041                 Properties
                                                                                             Short-term mvestments

Chase Manhattan Bank                323211038                                                Operatmg

Emigrant Savings Bank               22296                                                    Lease Secnnty

Citibank, N.A.                      19251619                                                 Operating

                                   SCHEDULE 2

                       Legal Description of New York Land
                       ----------------------------------



All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of 46th Street with the westerly line of Park Avenue;

RUNNING THENCE westerly along the northerly line of 46th Street, one hundred twenty-four (124) feet, four (4) inches more or less to the easterly line of Vanderbilt Avenue;

THENCE northerly along said easterly line of Vanderbilt Avenue two hundred (200) feet ten (10) inches more or less to the southerly line of 47th Street;

THENCE easterly along the southerly line of 47th Street one hundred  twenty-four
(124) feet,  four (4) inches more or less to the  westerly  line of Park Avenue;
and

THENCE southerly along the westerly line of Park Avenue two hundred (200) feet ten (10) inches more or less to the point or place of BEGINNING.

Excepting, however, from the parcel of land above described, all that portion thereof lying below a horizontal plane drawn at elevation 52.75 feet, and intersecting the northerly, southerly, easterly and westerly bounds of the parcels of land above described (herein called the "Excepted Space"), together with all subsurface rights in and to 46th Street, 47th Street, Park Avenue and Vanderbilt Avenue, in the Borough of Manhattan, City of New York.

The elevation above referred to has reference to the datum plane of The New York Central Railroad Company, which takes for its elevation 0 feet 00 inches mean high water mark of the East River, at the foot of East 26th Street, in the Borough of Manhattan, City of New York, as in effect on June 1, 1905 .

TOGETHER WITH an easement for the support of the building on the premises above described upon the columns, bracings and foundations thereof, within the Excepted Space.

                                   SCHEDULE 4

                           New York Transfer Documents
                           ---------------------------




l.  New York Deed.

2.  Assignment of New York Ground Lease.

3.  New York Assignment of lease.

4.  New York Bill of Sale.

5.  New York Omnibus Assignment,

6.  FIRPTA Affidavit, executed by Debtor.

7. New York State Combined Real Property Transfer Gains Tax Affidavit, Real Estate Transfer Tax Return and Credit Line Mortgage Certificate on Form TP-584.

8.  Smoke  Detecting   Alarm  (Device)   Affidavit  and  Department  of  Housing
    Preservation and Development Affidavit in Lieu of Registration Statement, if required by law.

9.  New York City Real Property Transfer Tax Return on Form NYC-RPT.

10. Letters notifying tenants of the New York Property of the change in ownership of the New York Property and directing such tenants to send future rental payments to Transferee or its designee.

11. Termination of Paying Agent and Agency Agreement, executed by the Debtor, the Pension Fund Trustee and State Street Bank and Trust Company.

12. Termination of Collateral Assignment of Mortgage, in recordable form, executed by the Debtor for the benefit of the Pension Fund Trustee.

13. Satisfaction of Mortgage, in recordable form, executed by the Debtor for the benefit of the Pension Fund Trustee, terminating the Reciprocal Mortgage dated January 4, 1994.

14. Termination of Land Option Agreement, in recordable form, executed by the Debtor and the Pension Fund Trustee.

15. Termination of Assignment of Leases and Rents, executed by Emigrant.

16. UCC-3 Financing Statement Termination(s), executed by Emigrant.

                                   SCHEDULE 5a
                                   -----------

           Unexpired Leases and Executory Contracts to be Assumed and
                       Assigned to the New York Transferee



         The following are the executory contracts and unexpired leases relating to the New York Property which will be assigned to the New York Transferee. All references to leases are as amended to date.



         1.       Lease(s) dated December 28, 1977 with Marine Midland Bank.

         2. Lease dated December 28, 1977 with James Capel Inc. (assigned from Marine Midland Bank).

         3.       Lease(s) dated May 1978 with Marine Midland Bank.

         4.       Lease dated  February 17, 1981 with  Epstein,  Becker h Green,
                  P.C.

         5.       Lease dated October 6, 1986 with Sullivan h Cromwell.

         6.       Lease dated April 1, 1987 with Taylor Woodrow Construction.

         7.       Lease  dated  June 8, 1987 with  Prudential-Bache  Securities,
                  Inc.

         8. Lease dated February 29, 1988 with Mitsui Petrochemicals (America), Ltd.

         9.       Lease dated January 20, 1989 with Smith Barney Inc.

         10.      Lease dated May 1, 1989 with Floral Impressions, Inc.

         11.      Lease dated May l9, 1989 with Dowa International Corporation.

         12.      Lease dated August 16, 1989 with Annmax Smoke Shop, Inc.

         13.      Lease dated July 13, 1990 with DOI Incorporated.

         14.      Lease  dated  May  9,  l991  with  The  Edna  McConnell  Clark
                  Foundation.

         15.      Lease dated April 22, 1992 with Banco Di Sicilia.

         16.      Lease dated June 29,  1992 with  Private  Corporate  Advisors,
                  Inc.

         17.      Lease dated August 31, 1992 with Stewart Title Insurance.

         18.      Lease dated March 1, 1993 with Handy HRM.

         19.      Lease dated March 31, 1993 with Amfin Corporation.

         20. Lease dated November 24, 1993 with Hutton Ingram Yuzek Gainen Carroll & Bertolotti.

         21.      Lease dated December 9, 1993 with Catalyst Vidalia Corp.

         22.      Lease dated March 22, 1994 with Carl & Associates.

         23.      Lease dated June 2, 1994 with Miller & Wrubel, P.C.

         24.      Lease dated August 5, 1994 with HBD Industries, Inc.

         25.      Lease dated March 17, 1995 with Waterhouse Securities Inc.

         26.      Lease  dated July 31,  1995 with 250 Park Group  d/b/a Devon &
                  Blakely.

         27. Lease dated October 31, 1995 with Lowenthal, Landau, Fischer & Bring, P.C. (now Wolf, Block, Schorr & Solis-Cohen).

         28.      Lease dated June 28, 1996 with Dorsey & Whitney.

         29. Lease dated February 28, 1997 with Prudential Securities Incorporated.

         30.      Lease dated August 1, 1997 with Volkswagen of America, Inc.

         31.      Lease dated November 20, 1997 with Messrs. Goldberg & Berger.

         32.      Lease dated February 20, 1998 with Nicholas Advisors, Inc.

         33.      Lease dated February 20, 1998 with Raymond James Associates.

         34.      Lease dated May 21, 1998 with Scott America Corporation.

         35.      Lease  dated  July  22,  1998  with  Williams   Communications
                  Solutions

         36.      Lease (undated) with Handy & Harman.

         37.      Lease (undated) with Marine Midland Bank.

                                   SCHEDULE 5b
                                   -----------

           Unexpired Leases and Executory Contracts to be Assumed and
                        Assigned to the Texas Transferee

         The following are the executory contracts and unexpired leases relating to the Texas Property which will be assigned to the Texas Transferee from the
Debtor:

                  1. A Ground Lease covering the Land, dated December 15, 1983, by and between Republic Bank Dallas, N.A., as Trustee, as Landlord, and Vista Properties, a California limited partnership, as Tenant, as referenced in Memorandum of Lease recorded in Volume 83248, Page 984 of the Real Property Records of Dallas County, Texas, the rights of Republic Bank Dallas, N.A., thereunder as Trustee having been assigned to Chase Bank of Texas, N.A., as Successor Trustee.

                            Legal Description of Land

                  Lot 2, Block B of Revision of Block B of Central Commerce Center, an addition to the City of Irving, Texas according to the Map thereof recorded in Volume 81152, Page 2236 of the Real Estate Records of Dallas County Texas.



                  2. Net Lease dated as of April 29, 1983, by and between Republic Bank Dallas, as Trustee, as Landlord, and Brock Hotel Corporation, a Delaware corporation ("Brock"), as Tenant, as referenced in Memorandum of Lease recorded in Volume 83086, Page 4127 of the Real Property Records of Dallas County, Texas, as amended by Assignment of Net Lease dated December 15, 1983, from Republic Bank Dallas, as
         Assignor to Vista Properties, a California limited partnership ("Vista"), as Assignee, as amended by First Amendment to Net Lease dated June 1, 1986, by and between Vista as Landlord and Brock as Tenant.

                            Legal Description of Land

                  Lot 2, Block B of Revision of Block B of Central Commerce Center, an addition to the City of Irving, Texas according to the Map thereof recorded in Volume 81152, Page 2236 of the Real Estate Records of Dallas County Texas.

--------------------------------------------------------------------------------
                                VISTA PROPERTIES,
                        a California limited partnership
                                    (Grantor)



                                       to



                          EASTRICH NO. 208 CORPORATION,
                           a Massachusetts corporation
                                    (Grantee)


                            ------------------------
                          BARGAIN AND SALE DEED WITHOUT
                         COVENANT AGAINST GRANTOR'S ACTS
                            ------------------------



                  Location:          250 Park Avenue
                                     New York, New York

                  Section:           5
                  Block:             1282
                  Lot:               34
                  County:            New York



THIS DEED IS BEING EXECUTED AND DELIVERED PURSUANT TO A PLAN OF REORGANIZATION FILED IN THAT CERTAIN BANKRUPTCY CASE PENDING AS IN RE VISTA PROPERTIES, CASE NO. 97-45990-J, IN THE UNITED STATES BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA (OAKLAND DIVISION), AS CONFIRMED BY A FINAL ORDER OF THE BANKRUPTCY COURT, DATED ____________, 1998, AND IS EXEMPT FROM ANY TRANSFER TAX, STAMP TAX OR SIMILAR TAX PURSUANT TO 11 U.S.C. ss. 1146.



RECORDING REQUESTED BY, AND
AFTER RECORDING RETURN TO:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention: Michael B. Benner, Esq.

--------------------------------------------------------------------------------

                                    EXHIBIT A

CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT -- THIS INSTRUMENT SHOULD BE USED BY LAWYERS ONLY

THE INDENTURE, made the ___________day of ______________, nineteen hundred and ninety-eight BETWEEN VISTA PROPERTIES, a California limited partnership having an address at 411 West Putnam Avenue, Suite 270, Greenwich, Connecticut 06830

party of the first part,  and  EASTRICH  NO. 208  CORPORATION,  a  Massachusetts
                               corporation  having an  address  c/o AEW  Capital
                               Management, L.P., 225 Franklin Street, Boston, Massachusetts 02110-2803,


party of the second part,

WITNESSETH, that the party of the first part, in consideration of ten dollars and other valuable consideration paid by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or successors and assigns of the party of the second part forever,

ALL buildings and improvements located on that certain plot, piece or parcel of land situate, lying and being in the City, County and State of New York and more particularly described in Schedule A annexed hereto.





TOGETHER with all right, title and interest, if any, of the party of the first part, in and to any streets and roads abutting the above-described premises to the center lines thereof; TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises; TO HAVEANDTOHOLD the premises herein granted unto the party of the second part, the heirs or successors and asdsigns of the party of the second part forever. Said premises are being granted subject to the lien of those two (2) certain mortgages identified in Schedule B annexed hereto.

AND the party of the first part, in compliance with Section 13 of the Lien Law, covenants that the party of the first part will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

The word "party" shall be construed as if it read "parties" whenever the sense of this indenture so requires.

IN WITNESS WHEREOF, the party of the first part has duly executed this deed the day and year first above written.


VISTA PROPERTIES

By:  IR Vista Realty Corp.
     General Partner


By: ________________________
Name:
Title:

STATE OF NEW YORK           )
                            : ss. :
COUNTY OF NEW YORK          )



Before me, a Notary Public in and for the above County and State duly commissioned and sworn, there personally appeared ___________________ ("Subscriber"), who is to me personally known and who, being by me duly sworn, did depose, say and acknowledge that: he has offices at ________________________; that he is the ___________________ of IR Vista Realty
Corp., the corporation which executed the instrument to which this acknowledgment is affixed, which corporation is a general partner of VISTA
PROPERTIES, a California limited partnership; that the execution of said instrument by said corporation was duly authorized according to the limited partnership agreement of such limited partnership; that said corporation executed said instrument on behalf of such limited partnership pursuant to said authorization; and that Subscriber signed his name to said instrument by order of the board of directors of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid on this ___ day of ____________________, 1998.


                                            ------------------------------------
                                                        Notary Public

                                   SCHEDULE A

                            Legal Description of Land

All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of 46th Street with the westerly line of Park Avenue;

RUNNING THENCE westerly along the northerly line of 46th Street, one hundred twenty-four (124) feet, four (4) inches more or less to the easterly line of Vanderbilt Avenue;

THENCE northerly along said easterly line of Vanderbilt Avenue two hundred (200) feet ten (10) inches more or less to the southerly line of 47th Street;

THENCE easterly along the southerly line of 47th Street one hundred  twenty-four
(124) feet,  four (4) inches more or less to the  westerly  line of Park Avenue;
and

THENCE southerly along the westerly line of Park Avenue two hundred (200) feet ten (10) inches more or less to the point or place of BEGINNING.

Excepting, however, from the parcel of land above described, all that portion thereof lying below a horizontal plane drawn at elevation 52.75 feet, and intersecting the northerly, southerly, easterly and westerly bounds of the parcels of land above described (herein called the "Excepted Space"), together with all subsurface rights in and to 46th Street, 47th Street, Park Avenue and Vanderbilt Avenue, in the Borough of Manhattan, City of New York.

The elevation above referred to has reference to the datum plane of The New York Central Railroad Company, which takes for its elevation 0 feet 00 inches mean high water mark of the East River, at the foot of East 26th Street, in the Borough of Manhattan, City of New York, as in effect on June 1, 1905.

TOGETHER WITH an easement for the support of the building on the premises above described upon the columns, bracings and foundations thereof, within the Excepted Space

                                   SCHEDULE B

                            Description of Mortgages
                            ------------------------

The buildings and improvements conveyed hereby are subject to the liens of the following mortgages:

                  (a) First Wraparound Mortgage, dated as of January 4, 1984, by and between Park 250 Associates, a New York limited partnership, as mortgagor, and Bankers Trust Company, as Trustee for the General Motors Hourly-Rate Employees Pension Trust under Declaration of Trust dated March 1, 1983, and as Trustee for the General Motors Retirement Program for Salaried Employees Trust under Declaration of Trust dated March 1, 1983 (the "Pension Fund Trustee"), as mortgagee, recorded in the Office of the Register of the City of New York, County of New York (the "Register's Office") on January 10, 1984 in Reel 753, Page 482, as amended by that certain First Amendment to Wraparound Mortgage, dated as of January 4, 1984, by and among Park 250 Associates, Vista Properties, a California limited partnership, and the Pension Fund Trustee, recorded in the Register's Office on January 10, 1984 in Reel 753, Page 697.

                  (b) Purchase Money Wraparound Mortgage, dated as of January 4, 1984, by and between Vista Properties, as mortgagor, and the Pension Fund Trustee, as mortgagee, recorded in the Register's Office on January 10, 1984 in Reel 753, Page 555.

It is the intention of the party of the first part and the party of the second part (a) that the interest of the mortgagee under the mortgages identified in this Schedule B and the fee title being conveyed to the party of the second part pursuant to this deed shall remain separate and distinct, one from the other, and that there shall be no merger of such mortgagee's interest with such fee title, and (b) that the fee title to the buildings and improvements being conveyed to the party of the second part pursuant to this deed and the fee title to the land on which such buildings and improvements are located shall remain separate and distinct, one from the other, and that there shall be no merger of the fee title to such buildings and improvements with the fee title to such land.

--------------------------------------------------------------------------------
                                VISTA PROPERTIES,
                        a California limited partnership
                                   (Assignor)

                                       to

                          EASTRICH NO. 208 CORPORATION,
                           a Massachusetts corporation
                                   (Assignee)

                       -----------------------------------
                       ASSIGNMENT AND ASSUMPTION OF LEASE
                       -----------------------------------

                  Dated:                As of ________________, 1998

                  Location:             250 Park Avenue
                                        New York, New York

                  Section:              5
                  Block:                1282
                  Lot:                  34
                  County:               New York


THIS ASSIGNMENT IS BEING EXECUTED AND DELIVERED PURSUANT TO A PLAN OF REORGANIZATION FILED IN THAT CERTAIN BANKRUPTCY CASE PENDING AS IN RE VISTA PROPERTIES, CASE NO 97-45990-J, IN THE UNITED STATES BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA (OAKLAND DIVISION), AS CONFIRMED BY A FINAL ORDER OF THE BANKRUPTCY COURT, DATED ______________, 1998, AND IS EXEMPT FROM ANY TRANSFER TAX, STAMP TAX OR SIMILAR TAX PURSUANT TO 11 U.S.C. ss. 1146.


RECORDING REQUESTED BY, AND
AFTER RECORDING RETURN TO:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention: Michael B. Benner, Esq.


--------------------------------------------------------------------------------
                                    EXHIBIT B

                       ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment") is made as of the __________ day of ________________, 1998, by and between VISTA PROPERTIES, a California limited partnership having an address at 411 West Putnam Avenue, Suite 270, Greenwich, Connecticut 06830 ("Assignor"), and EASTRICH NO. 208 CORPORATION, a Massachusetts corporation having an address c/o AEW Capital
Management, L.P., 225 Franklin Street, Boston, Massachusetts 02110-2803 ("Assignee").


                              P R E L I M I N A R Y
                              - - - - - - - - - - -

         A. Assignor is the debtor in a case under Chapter 11 of Title 11 of the United States Code pending as In re Vista Properties, Case No. 97-45990-J (the "Bankruptcy Case") in the United States Bankruptcy Court for the Northern District of California, Oakland Division (the "Bankruptcy Court"). On _______________, 1998, the Bankruptcy Court entered an Order in the Bankruptcy Case confirming the [First Amended] Plan of Reorganization filed by Bankers
Trust Company, as Trustee for the General Motors Corporation Hourly-Rate Employes Pension Trust, and as Trustee for the General Motors Corporation Salaried Employes Pension Trust, in the Bankruptcy Case (the "Plan"). Certain capitalized terms used in this Assignment without definition have the respective meanings assigned to those terms in the Plan.

         B. Assignor is the owner and holder of the leasehold estate created pursuant that certain lease more particularly described in Schedule A annexed hereto and made a part hereof (the "Lease"), demising the parcel of real property more particularly described in Schedule B annexed hereto and made a part hereof (the "Land").

         C. The Plan contemplates that Assignor will assign to Assignee all of its all of its right, title and interest in, to and under the Lease, and in and to the leasehold estate created thereby (the "Leasehold Estate"), to Assignee, and that Assignee will accept such assignment and assume all of Assignor's obligations as lessee under the Lease, upon and subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

         1. Assignor hereby assigns to Assignee all of the right, title and interest of Assignor in, to and under the

Lease, and in and to the Leasehold Estate; subject however, to the lien of those two (2) certain mortgages identified in Schedule C annexed hereto and made a part hereof (collectively, the "Mortgages"). It is the intention of Assignor and Assignee (a) that the interest of the mortgagee under the Mortgages and the Leasehold Estate being assigned to Assignee pursuant to this Assignment shall remain separate and distinct, one from the other, and that there shall be no merger of such interests, and (b) that fee title to the Land and the Leasehold Estate being assigned to Assignee pursuant to this Assignment shall remain separate and distinct, one from the other, and that there shall be no merger of such interests.

         2. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform in a timely manner each and all of the obligations of Assignor as lessee under the Lease arising from and after the date hereof.

         3. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors, transferees and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Lease as of the day and year first hereinabove set forth.



                                                    ASSIGNOR:
                                                    --------

                                                    VISTA PROPERTIES

                                                    By:  IR Vista Realty Corp.
                                                         General Partner


                                                    By:________________________
                                                    Name:
                                                    Title:



                                                    ASSIGNEE:
                                                    --------

                                                    EASTRICH NO. 208 CORPORATION



                                                    By:________________________
                                                    Name:
                                                    Title:

STATE OF NEW YORK           )
                            : ss. :
COUNTY OF NEW YORK          )


Before me, a Notary Public in and for the above County and State duly commissioned and sworn, there personally appeared ______________________ ("Subscriber"), who is to me personally known and who, being by me duly sworn, did depose, say and acknowledge that: he has offices at ____________________________; that he is the _______________________ of IR Vista
Realty Corp., the corporation which executed the instrument to which this acknowledgment is affixed, which corporation is a general partner of VISTA
PROPERTIES, a California limited partnership; that the execution of said instrument by said corporation was duly authorized according to the limited partnership agreement of such limited partnership; that said corporation executed said instrument on behalf of such limited partnership pursuant to said authorization; and that Subscriber signed his name to said instrument by order of the board of directors of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid on this ___ day of _____________________, 1998.



                                            ------------------------------------
                                                       Notary Public

STATE OF NEW YORK           )
                            : ss. :
COUNTY OF NEW YORK          )


On the ____ day of _________________, 1998, before me personally came _____________, to me known, who, being by me duly sworn, did depose and say that he or she has offices at 225 Franklin Street, Boston, Massachusetts 02110; that he or she is __________________ of EASTRICH NO. 208 CORPORATION, the corporation described in and which executed the foregoing instrument; and that he or she signed his or her name thereto by order of the board of directors of said corporation.



                                            ------------------------------------
                                                       NOTARY PUBLIC

                                   SCHEDULE A

                              Description of Lease
                              --------------------

         Agreement of Lease, dated as of April 1, 1961, between New York State Realty and Terminal Company, as landlord, and 250 Park Avenue Corporation, as tenant, recorded in the Office of the Register of the City of New York, County of New York (the "Register's Office") on May 19, 1961 in Liber 5150 of Conveyances, Page 371, as amended by that certain Agreement, dated December 28, 1977, between Febe Associates, as landlord, and 250 Park Avenue Corporation, as tenant, recorded on December 30, 1977 in the Register's Office in Reel 423, Page
657. The Lease was assigned (a) by 250 Park Avenue Corporation to Parkbilt Associates, Inc. pursuant to an Assignment of Lease dated December 28, 1977, recorded in the Register's Office on December 30, 1977 in Reel 423, Page 731;
(b) by Parkbilt Associates, Inc. to Park 250 Associates pursuant to an Assignment of Lease dated December 28, 1977, recorded in the Register's Office on December 30, 1977 in Reel 423, Page 805; and (c) by Park 250 Associates to Vista Properties pursuant to an Assignment of Lease dated as of January 4, 1984 recorded in the Register's Office on December 30, 1977 in Reel 753, Page 546.

                                   SCHEDULE E

                            Legal Description of Land
                            -------------------------

All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of 46th Street with the westerly line of Park Avenue;

RUNNING THENCE westerly along the northerly line of 46th Street, one hundred twenty-four (124) feet, four (4) inches more or less to the easterly line of Vanderbilt Avenue;

THENCE northerly along said easterly line of Vanderbilt Avenue two hundred (200) feet ten (10) inches more or less to the southerly line of 47th Street;

THENCE easterly along the southerly line of 47th Street one hundred  twenty-four
(124) feet,  four (4) inches more or less to the  westerly  line of Park Avenue;
and

THENCE southerly along the westerly line of Park Avenue two hundred (200) feet ten (10) inches more or less to the point or place of BEGINNING.

Excepting, however, from the parcel of land above described, all that portion thereof lying below a horizontal plane drawn at elevation 52.75 feet, and intersecting the northerly, southerly, easterly and westerly bounds of the parcels of land above described (herein called the "Excepted Space"), together with all subsurface rights in and to 46th Street, 47th Street, Park Avenue and Vanderbilt Avenue, in the Borough of Manhattan, City of New York.

The elevation above referred to has reference to the datum plane of The New York Central Railroad Company, which takes for its elevation 0 feet 00 inches mean high water mark of the East River, at the foot of East 26th Street, in the Borough of Manhattan, City of New York, as in effect on June 1, 1905.

TOGETHER WITH an easement for the support of the building on the premises above described upon the columns, bracings and foundations thereof, within the Excepted Space.

                                   SCHEDULE C

                            Description of Mortgages

The buildings and improvements conveyed hereby are subject to the liens of the following mortgages:

                  (a) First Wraparound Mortgage, dated as of January 4, 1984, by and between Park 250 Associates, a New York limited partnership, as mortgagor, and Bankers Trust Company, as Trustee for the General Motors Hourly-Rate Employees Pension Trust under Declaration of Trust dated March 1, 1983, and as Trustee for the General Motors Retirement Program for Salaried Employees Trust under Declaration of Trust dated March 1, 1983 (the "Pension Fund Trustee"), as mortgagee, recorded in the Office of the Register of the City of New York, County of New York (the "Register's Office") on January 10, 1984 in Reel 753, Page 482, as amended by that certain First Amendment to Wraparound Mortgage, dated as of January 4, 1984, by and among Park 250 Associates, Vista Properties, a California limited partnership, and the Pension Fund Trustee, recorded in the Register's Office on January 10, 1984 in Reel 753, Page 697.

                  (b) Purchase Money Wraparound Mortgage, dated as of January 4, 1984, by and between Vista Properties, as mortgagor, and the Pension Fund Trustee, as mortgagee, recorded in the Register's Office on January 10, 1984 in Reel 753, Page 555.

--------------------------------------------------------------------------------

                                VISTA PROPERTIES,
                        a California limited partnership

                                       and

                         DARRELL L. PASTER, AS RECEIVER

                                       to


                          EASTRICH NO. 208 CORPORATION,
                           a Massachusetts corporation


                          -----------------------------
                          ASSIGNMENT AND ASSUMPTION OF
                           LESSOR'S INTEREST IN LEASES
                          -----------------------------



                    Dated:                    As of ________________, 1998

                    Location:                 250 Park Avenue
                                              New York, New York

                    Section:                  5
                    Block:                    1282
                    Lot:                      34
                    County:                   New York


THIS ASSIGNMENT IS BEING EXECUTED AND DELIVERED PURSUANT TO A PLAN OF REORGANIZATION FILED IN THAT CERTAIN BANKRUPTCY CASE PENDING AS IN RE VISTA PROPERTIES, CASE NO. 97-45990-J, IN THE UNITED STATES BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA (OAKLAND DIVISION), AS CONFIRMED BY A FINAL ORDER OF THE BANKRUPTCY COURT, DATED ___________, 1998, AND IS EXEMPT FROM ANY TRANSFER TAX, STAMP TAX OR SIMILAR TAX PURSUANT TO 11 U.S.C. ss. 1146.


RECORDING REQUESTED BY, AND
AFTER RECORDING RETURN TO:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention: Michael B. Benner, Esq.

--------------------------------------------------------------------------------
                                    EXHIBIT C

            ASSIGNMENT AND ASSUMPTION OF LESSOR'S INTEREST IN LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LESSOR'S INTEREST IN LEASES (this "Assignment") is made as of the _____ day of __________________, 1998, by and between VISTA PROPERTIES, a California limited partnership having an address at 411 West Putnam Avenue, Suite 270, Greenwich, Connecticut 06830 ("Vista"), DARRELL L. PASTER, AS RECEIVER, having an address at 270 Madison Avenue, Suite 1301, New York, New York 10016 (the "Receiver"; Vista and the Receiver being sometimes referred to hereinafter, collectively, as "Assignors"), and EASTRICH NO. 208 CORPORATION, a Massachusetts corporation having an address c/o AEW Capital Management, L.P., 225 Franklin Street, Boston, Massachusetts 02110-2803 ("Assignee).


                              P R E L I M I N A R Y
                              - - - - - - - - - - -

         A. Vista is the debtor in a case under Chapter 11 of Title 11 of the United States Code pending as In re Vista Properties, Case No. 97-45990-J (the "Bankruptcy Case") in the United States Bankruptcy Court for the Northern District of California, Oakland Division (the "Bankruptcy Court"). On ______________________, 1998, the Bankruptcy Court entered an Order in the Bankruptcy Case confirming the [First Amended] Plan of Reorganization filed by Bankers Trust Company, as Trustee for the General Motors Corporation Hourly-Rate Employes Pension Trust, and as Trustee for the General Motors Corporation Salaried Employes Pension Trust, in the Bankruptcy Case (the "Plan"). Certain capitalized terms used in this Assignment without definition have the respective meanings assigned to those terms in the Plan.

         B. Vista is the owner of certain fee and leasehold interests in and to the real property identified in Schedule A attached hereto (the "Property"). The Receiver was appointed receiver of the Property pursuant to a certain Amended Order Appointing Receiver entered on December 13, 1996 by the Supreme Court of the State of New York, New York County, Index No. 605459/96, and was authorized to continue to act as receiver of the Property by order of the Bankruptcy Court.

         C. Pursuant to certain leases, including those listed on Schedule B attached hereto, portions of the Property have been leased to the tenants listed on Schedule B attached hereto. Such leases, together with all amendments, modifications and supplements thereto, if any, are hereinafter referred to, collectively, as the "Leases".

         D. Pursuant to the Plan, Vista is conveying and assigning its fee and leasehold interests in the Property to Assignee concurrently with its execution and delivery of this Assignment.

         E. The Plan also contemplates that Vista and the Receiver will assign to Assignee (~) all of their respective rights, title and interest, if any, as landlord under the Leases, (ii) all prepaid rent received by or on behalf of Vista or the Receiver from any of the tenants under the Leases (the "Prepaid Rent") and (iii) all security deposits (and interest thereon) held by or on behalf of Vista or the Receiver in connection with the Leases (the "Security Deposits"), and that Assignee will accept such assignment and perform all of the obligations of the landlord under the Leases upon and subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignors and Assignee agree as follows:

         1. Each Assignor hereby assigns to Assignee (a) all of the right, title and interest of such Assignor, if any, as landlord under each of the Leases, and
(k) all of the Prepaid Rent and Security Deposits, if any, held by or on behalf of such Assignor in connection with the Leases; subject however, to the lien of those two (2) certain mortgages identified in Schedule C annexed hereto and made a part hereof (collectively, the "Mortgages"). It is the intention of Assignors and Assignee that the interest of the mortgagee under the Mortgages and the interest being assigned to Assignee pursuant hereto shall remain separate and distinct, one from the other, and that there shall be no merger of such interests.

         2. Assignee hereby accepts the foregoing assignment, acknowledges receipt of the Security Deposits and assumes and agrees to perform in a timely manner each and all of the obligations of the landlord under each of the Leases arising on or after the date hereof and to hold and apply the Prepaid Rent and the Security Deposits in accordance with the respective terms and provisions of the Leases.

         3. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors, transferees and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Lessor's Interest in Leases as of the day and year first hereinabove set forth.



                                              ASSIGNORS:
                                              ---------

                                              VISTA PROPERTIES

                                              By:  IR Vista Realty Corp.,
                                                   General Partner

                                              By: _____________________
                                              Name:
                                              Title:


                                              ----------------------------------
                                              DARRELL L. PASTER, not in his
                                              individual capacity, but solely
                                              in his capacity as Receiver of 250
                                              Park Avenue, New York, New York


                                              ASSIGNEE:
                                              --------

                                              EASTRICH NO. 208 CORPORATION

                                              By: _____________________
                                              Name:
                                              Title:

STATE OF NEW YORK           )
                            : ss. :
COUNTY OF NEW YORK          )


Before me, a Notary Public in and for the above County and State duly commissioned and sworn, there personally appeared _______________ ("Subscriber"), who is to me personally known and who, being by me duly sworn, did depose, say and acknowledge that: he has offices at _____________________; that he is the ________________ of IR Vista Realty Corp., the corporation which executed the instrument to which this acknowledgment is affixed, which corporation is a general partner of VISTA PROPERTIES, a California limited partnership; that the execution of said instrument by said corporation was duly authorized according to the limited partnership agreement of such limited partnership; that said corporation executed said instrument on behalf of such limited partnership pursuant to said authorization; and that Subscriber signed his name to said instrument by order of the board of directors of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid on this ________ day of ____________________, 1998.



                                            ------------------------------------
                                                       Notary Public

STATE OF NEW YORK           )
                            : ss. :
COUNTY OF NEW YORK          )


         On  this  __________  day  of   __________________,   1998,  before  me
personally came DARRELL L. PASTER, to me known to be the person described in and who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he has an office at 270 Madison Avenue, New York, New York 10016, and he duly acknowledged to me that he executed the same.



                                            ------------------------------------
                                                       Notary Public



STATE OF NEW YORK           )
                            : ss. :
COUNTY OF NEW YORK          )


On the ____________ day of  _________________,  1998,  before me personally came
__________________, to me known, who, being by me duly sworn, did depose and say that he or she has offices at 225 Franklin Street, Boston, Massachusetts 02110; that he or she is ______________________ of EASTRICH NO. 208 CORPORATION, the corporation described in and which executed the foregoing instrument; and that he or she signed his or her name thereto by order of the board of directors of said corporation.


                                            ------------------------------------
                                                       NOTARY PUBLIC

                                   SCHEDULE A

                          Legal Description of Property
                          -----------------------------

All that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of 46th Street with the westerly line of Park Avenue;

RUNNING THENCE westerly along the northerly line of 46th Street, one hundred twenty-four (124) feet, four (4) inches more or less to the easterly line of Vanderbilt Avenue;

THENCE northerly along said easterly line of Vanderbilt Avenue two hundred (200) feet ten (10) inches more or less to the southerly line of 47th Street;

THENCE easterly along the southerly line of 47th Street one hundred  twenty-four
(124) feet,  four (4) inches more or less to the  westerly  line of Park Avenue;
and

THENCE southerly along the westerly line of Park Avenue two hundred (200) feet ten (10) inches more or less to the point or place of BEGINNING.

Excepting, however, from the parcel of land above described, all that portion thereof lying below a horizontal plane drawn at elevation 52.75 feet, and intersecting the northerly, southerly, easterly and westerly bounds of the parcels of land above described (herein called the "Excepted Space"), together with all subsurface rights in and to 46th Street, 47th Street, Park Avenue and Vanderbilt Avenue, in the Borough of Manhattan, City of New York.

The elevation above referred to has reference to the datum plane of The New York Central Railroad Company, which takes for its elevation 0 feet 00 inches mean high water mark of the East River, at the foot of East 26th Street, in the Borough of Manhattan, City of New York, as in effect on June 1, 1905.

TOGETHER WITH an easement for the support of the building on the premises above described upon the columns, bracings and foundations thereof, within the Excepted Space.

                                   SCHEDULE B

                                     Leases
                                     ------

1. Lease, dated _____________, 19 _ , between Landlord* or its agent, as landlord, and _______________________, as tenant.

2. Lease, dated _____________, 19 _ , between Landlord or its agent, as landlord, and _______________________, as tenant.

3. Lease, dated _____________, 19 _ , between Landlord or its agent, as landlord, and _______________________, as tenant.

4. Lease, dated _____________, 19 _ , between Landlord or its agent, as landlord, and _______________________, as tenant.

5. Lease, dated _____________, 19 _ , between Landlord or its agent, as landlord, and _______________________, as tenant.

6. Lease, dated _____________, 19 _ , between Landlord or its agent, as landlord, and _______________________, as tenant.

7. Lease, dated _____________, 19 _ , between Landlord or its agent, as landlord, and _______________________, as tenant.

8. Lease, dated _____________, 19 _ , between Landlord or its agent, as landlord, and _______________________, as tenant.

9. Lease, dated _____________, 19 _ , between Landlord or its agent, as landlord, and _______________________, as tenant.

10. Lease, dated _____________, 19 _ , between Landlord or its agent, as landlord, and _______________________, as tenant.

11. Lease, dated _____________, 19 _ , between Landlord or its agent, as landlord, and _______________________, as tenant.

12. Lease, dated _____________, 19 _ , between Landlord or its agent, as landlord, and _______________________, as tenant.

13. Lease, dated _____________, 19 _ , between Landlord or its agent, as landlord, and _______________________, as tenant.

-------------------
* As used in this Schedule B, "Landlord" shall refer to the Receiver, Vista or a prior owner of the property described in Schedule A, as applicable.

                                   SCHEDULE C

                            Description of Mortgages

The buildings and improvements conveyed hereby are subject to the liens of the following mortgages:

                  (a) First Wraparound Mortgage, dated as of January 4, 1984, by and between Park 250 Associates, a New York limited partnership, as mortgagor, and Bankers Trust Company, as Trustee for the General Motors Hourly-Rate Employees Pension Trust under Declaration of Trust dated March 1, 1983, and as Trustee for the General Motors Retirement Program for Salaried Employees Trust under Declaration of Trust dated March 1, 1983 (the "Pension Fund Trustee"), as mortgagee, recorded in the Office of the Register of the City of New York, County of New York (the "Register's Office") on January 10, 1984 in Reel 753, Page 482, as amended by that certain First Amendment to Wraparound Mortgage, dated as of January 4, 1984, by and among Park 250 Associates, Vista Properties, a California limited partnership, and the Pension Fund Trustee, recorded in the Register's Office on January 10, 1984 in Reel 753, Page 697.

                  (b) Purchase Money Wraparound Mortgage, dated as of January 4 r 1984, by and between Vista Properties, as mortgagor, and the Pension Fund Trustee, as mortgagee, recorded in the Register's Office on January 10, 1984 in Reel 753, Page 555.

                                  BILL OF SALE


         VISTA PROPERTIES, a California limited partnership having an address at 411 West Putnam Avenue, Suite 270, Greenwich, Connecticut 06830 ("Vista"), and DARRELL L. PASTER, AS RECEIVER, having an address at 270 Madison Avenue, Suite 1301, New York, New York 10016 (the "Receiver"; Vista and the Receiver being sometimes referred to hereinafter, collectively, as "Transferors"), hereby convey, assign and transfer to EASTRICH NO. 208 CORPORATION, a Massachusetts corporation having an address c/o AEW Capital Management, L.P., 225 Franklin Street, Boston, Massachusetts 02110-2803 ("Transferee"), all of Transferors' respective rights, title and interest in and to any and all equipment, machinery, fixtures, furniture, appliances, tools, machinery, supplies, artwork, building materials and other personal property attached to or located on the real property identified in Schedule A attached hereto (the "Property") as of the date hereof, together with all warranties relating to such equipment and other personal property.

         This Bill of Sale is being delivered pursuant to a plan of reorganization (the "Plan") filed by Bankers Trust Company, as Trustee for the General Motors Corporation Hourly-Rate Employes Pension Trust, and as Trustee for the General Motors Corporation Salaried Employes Pension Trust, in a case under Chapter 11 of Title 11 of the United States Code pending as In re Vista Properties, Case No. 97-45990-J (the "Bankruptcy Case") in the United States Bankruptcy Court for the Northern District of California, Oakland Division (the "Bankruptcy Court"), and is therefore exempt from any transfer tax, stamp tax or similar tax pursuant to 11 U.S.C. ss. 1146. On __________________, 1998, the
Bankruptcy Court entered an Order in the Bankruptcy Case confirming the Plan. Pursuant to the Plan, Vista is also conveying and assigning certain fee and leasehold interests in and to the Property (collectively, the "Property Interests") to Transferee concurrently with its execution and delivery of this Bill of Sale.

         Vista hereby acknowledges and agrees, and by its acceptance hereof Transferee hereby acknowledges and agrees, (a) that none of the consideration which Vista is receiving pursuant to the Plan is allocable to the personal property transferred pursuant to this Bill of Sale, and (k) that all of the consideration which Vista is receiving pursuant to the Plan is allocable to the Property Interests.

         This Bill of Sale shall be governed by and construed under the laws of the State of New York.



                                    EXHIBIT D

         IN WITNESS WHEREOF, Transferors have executed this Bill of Sale as of the ______ day of _______________________, 1998.



                                            VISTA PROPERTIES

                                            By:  IR Vista Realty Corp.,
                                            General Partner


                                            By: _____________________________
                                            Name:
                                            Title:

                                            ------------------------------------
                                            DARRELL L. PASTER, not in his
                                            individual capacity, but solely
                                            in his capacity as Receiver of 250
                                            Park Avenue, New York, New York

                                   SCHEDULE A

                          Legal Description of Property
                          -----------------------------

All that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of 46th Street with the westerly line of Park Avenue;

RUNNING THENCE westerly along the northerly line of 46th Street, one hundred twenty-four (124) feet, four (4) inches more or less to the easterly line of Vanderbilt Avenue;

THENCE northerly along said easterly line of Vanderbilt Avenue two hundred (200) feet ten (10) inches more or less to the southerly line of 47th Street;

THENCE easterly along the southerly line of 47th Street one hundred  twenty-four
(124) feet,  four (4) inches more or less to the  westerly  line of Park Avenue;
and

THENCE southerly along the westerly line of Park Avenue two hundred (200) feet ten (10) inches more or less to the point or place of BEGINNING.

Excepting, however, from the parcel of land above described, all that portion thereof lying below a horizontal plane drawn at elevation 52.75 feet, and intersecting the northerly, southerly, easterly and westerly bounds of the parcels of land above described (herein called the "Excepted Space"), together with all subsurface rights in and to 46th Street, 47th Street, Park Avenue and Vanderbilt Avenue, in the Borough of Manhattan, City of New York.

The elevation above referred to has reference to the datum plane of The New York Central Railroad Company, which takes for its elevation 0 feet 00 inches mean high water mark of the East River, at the foot of East 26th Street, in the Borough of Manhattan, City of New York, as in effect on June 1, 1905.

TOGETHER WITH an easement for the support of the building on the premises above described upon the columns, bracings and foundations thereof, within the Excepted Space.

                               OMNIBUS ASSIGNMENT


         THIS OMNIBUS ASSIGNMENT (this "Assignment") is made as of the day of , 1998, by and between VISTA PROPERTIES, a California limited partnership having an address at 411 West Putnam Avenue, Suite 270, Greenwich, Connecticut 06830 ("Vista"), DARRELL L. PASTER, AS RECEIVER, having an address at 270 Madison Avenue, Suite 1301, New York, New York 10016 (the "Receiver"; Vista and the Receiver being sometimes referred to hereinafter, collectively, as "Assignors"), and EASTRICH NO. 208 CORPORATION, a Massachusetts corporation having an address c/o AEW Capital Management, L.P., 225 Franklin Street, Boston, Massachusetts 02110-2803 ("Assignee").

                             P R E L I M I N A R Y:
                             ----------------------

         A. Vista is the debtor in a case under Chapter 11 of Title 11 of the United States Code pending as In re Vista Properties, Case No. 97-45990-J (the "Bankruptcy Case") in the United States Bankruptcy Court for the Northern District of California, Oakland Division (the "Bankruptcy Court"). On , 1998, the Bankruptcy Court entered an Order in the Bankruptcy Case confirming the [First Amended] Plan of Reorganization filed by Bankers Trust Company, as Trustee for the General Motors Corporation Hourly-Rate Employes Pension Trust, and as Trustee for the General Motors Corporation Salaried Employes Pension Trust, in the Bankruptcy Case (the "Plan"). Certain capitalized terms used in this Assignment without definition have the respective meanings assigned to those terms in the Plan.

         B. Vista is the owner of certain fee and leasehold interests in and to the real property identified in Schedule A attached hereto (the "Property"). The Receiver was appointed receiver of the Property pursuant to a certain Amended Order Appointing Receiver entered on December 13, 1996 by the Supreme Court of the State of New York, New York County, Index No. 605459/96, and was authorized to continue to act as receiver of the Property by order of the Bankruptcy Court.

         C. Pursuant to the Plan, Vista is conveying and assigning its fee and leasehold interests in the Property to Assignee concurrently with its execution and delivery of this Assignment.





                                    EXHIBIT E

         D. The Plan also contemplates that Vista and the Receiver will assign to Assignee all of their respective rights, title and interest, if any, in, to and under (i) any and all service contracts or agreements pertaining to the Property or any personal property located therein (collectively, the "Contracts"), (ii) any and all warranties and guaranties from suppliers, service contractors and manufacturers for or concerning the Property or such personal property, to the extent same are assignable (collectively, the ~Warranties"),
(iii) any and all governmental permits, licenses and certificates of occupancy relating to the Property, to the extent same are assignable ~collectively, the ~Permits"), (iv) any and all accounts receivable, contract rights, rights to payment and rights or accounts on account of goods sold or services rendered, claims, choses in action and general intangibles (all of the foregoing being referred to hereinafter, collectively, as the "Receivables"), (v) all bank accounts relating to the Property (collectively, the ~Bank Accounts"), (vi) all Cash, all undeposited checks and all credits, funds and deposits in the Accounts (collectively, the "Funds"), and (vii) any and all other assets relating to the Property (collectively, the "Other Assigned Assets"), and Assignee desires to accept such assignment, upon and subject to the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

         1. Each Assignor hereby assigns to Assignee (a) all of such Assignor's right, title and interest, if any, in, to and under the Contracts, the Warranties, the Permits, the Receivables, the Bank Accounts, the Funds and the Other Assigned Assets; subject, however, to the lien of those two (2) certain mortgages identified in Schedule B annexed hereto and made a part hereof (collectively, the "Mortgages"). It is the intention of Assignors and Assignee that the interest of the mortgagee under the Mortgages and the interest being assigned to Assignee pursuant hereto shall remain separate and distinct, one from the other, and that there shall be no merger of such interests.

         2. Assignee hereby accepts the foregoing assignment, acknowledges receipt of the Contracts, the Warranties, the Permits, the Receivables, the Bank Accounts, the Funds and the Other Assigned Assets, and assumes and agrees to perform in a timely manner each and all of the obligations of the owner under each of the Contracts arising on and after the date hereof.

         3. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors, transferees and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Omnibus Assignment as of the day and year first hereinabove set forth.



                                            ASSIGNORS:
                                            ---------

                                            VISTA PROPERTIES

                                            By:  IR Vista Realty Corp.,
                                                 General Partner

                                            By: _____________________
                                            Name:
                                            Title:


                                            ----------------------------------
                                            DARRELL L. PASTER, not in his
                                            individual capacity, but solely
                                            in his capacity as Receiver of 250
                                            Park Avenue, New York, New York


                                            ASSIGNEE:
                                            --------

                                            EASTRICH NO. 208 CORPORATION

                                            By: _____________________
                                            Name:
                                            Title:

STATE OF NEW YORK           )
                            : ss. :
COUNTY OF NEW YORK          )


         Before me, a Notary Public in and for the above County and State duly commissioned and sworn, there personally appeared ___________________ ("Subscriber"), who is to me personally known and who, being by me duly sworn, did depose, say and acknowledge that: he has offices at __________________________; that he is the _______________________ of IR Vista
Realty Corp., the corporation which executed the instrument to which this acknowledgment is affixed, which corporation is a general partner of VISTA
PROPERTIES, a California limited partnership; that the execution of said instrument by said corporation was duly authorized according to the limited partnership agreement of such limited partnership; that said corporation executed said instrument on behalf of such limited partnership pursuant to said authorization; and that Subscriber signed his name to said instrument by order of the board of directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid on this _____ day of __________________, 1998.


                                            ------------------------------------
                                                       Notary Public

                                   SCHEDULE A

                          Legal Description of Property
                          -----------------------------

All that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of 46th Street with the westerly line of Park Avenue;

RUNNING THENCE westerly along the northerly line of 46th Street, one hundred twenty-four (124) feet, four (4) inches more or less to the easterly line of Vanderbilt Avenue;

THENCE northerly along said easterly line of Vanderbilt Avenue two hundred (200) feet ten (10) inches more or less to the southerly line of 47th Street;

THENCE easterly along the southerly line of 47th Street one hundred  twenty-four
(124) feet,  four (4) inches more or less to the  westerly  line of Park Avenue;
and

THENCE southerly along the westerly line of Park Avenue two hundred (200) feet ten (10) inches more or less to the point or place of BEGINNING.

Excepting, however, from the parcel of land above described, all that portion thereof lying below a horizontal plane drawn at elevation 52.75 feet, and intersecting the northerly, southerly, easterly and westerly bounds of the parcels of land above described (herein called the "Excepted Space"), together with all subsurface rights in and to 46th Street, 47th Street, Park Avenue and Vanderbilt Avenue, in the Borough of Manhattan, City of New York.

The elevation above referred to has reference to the datum plane of The New York Central Railroad Company, which takes for its elevation 0 feet 00 inches mean high water mark of the East River, at the foot of East 26th Street, in the Borough of Manhattan, City of New York, as in effect on June 1, 1905.

TOGETHER WITH an easement for the support of the building on the premises above described upon the columns, bracings and foundations thereof, within the Excepted Space.

                                   SCHEDULE B

                            Description of Mortgages
                            ------------------------

The buildings and improvements conveyed hereby are subject to the liens of the following mortgages:

                  (a) First Wraparound Mortgage, dated as of January 4, 1984, by and between Park 250 Associates, a New York limited partnership, as mortgagor, and Bankers Trust Company, as Trustee for the General Motors Hourly-Rate Employees Pension Trust under Declaration of Trust dated March 1, 1983, and as Trustee for the General Motors Retirement Program for Salaried Employees Trust under Declaration of Trust dated March 1, 1983 (the "Pension Fund Trustee"), as mortgagee, recorded in the Office of the Register of the City of New York, County of New York (the "Register's Office") on January 10, 1904 in Reel 753, Page 482, as amended by that certain First Amendment to Wraparound Mortgage, dated as of January 4, 1984, by and among Park 250 Associates, Vista Properties, a California limited partnership, and the Pension Fund Trustee, recorded in the Register's Office on January 10, 1984 in Reel 753, Page 697.

                  (b) Purchase Money Wraparound Mortgage, dated as of January 4, 1984, by and between Vista Properties, as mortgagor, and the Pension Fund Trustee, as mortgagee, recorded in the Register's Office on January 10, 1984 in Reel 753, Page 555.

STATE OF NEW YORK           )
                            : ss. :
COUNTY OF NEW YORK          )


         On this ___________ day of _______________,  1998, before me personally came DARRELL L. PASTER, to me known to be the person described in and who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he has an office at 270 Madison Avenue, New York, New York 10016, and he duly acknowledged to me that he executed the same.

                                            ------------------------------------
                                                       Notary Public



STATE OF NEW YORK           )
                            : ss. :
COUNTY OF NEW YORK          )


         On  the  _________  day  of   ____________________,   1998,  before  me
personally came _____________________, to me known, who, being by me duly sworn, did depose and say that he or she has offices at 225 Franklin Street, Boston, Massachusetts 02110; that he or she is _________________________ of EASTRICH NO. 208 CORPORATION, the corporation described in and which executed the foregoing instrument; and that he or she signed his or her name thereto by order of the board of directors of said corporation.


                                            ------------------------------------
                                                       NOTARY PUBLIC

                                                                ORIGINALLY FILED
                                                                    SEP 17, 1998
                                                                BANKRUPTCY COURT
                                                             OAKLAND, CALIFORNIA


MURPHY SHENEMAN JULIAN & ROGERS
A Professional Corporation
PATRICK A. MURPHY (S.B. No. 038832)
TOBIAS S. KELLER (S.B. No. 151445)
101 California Street, 39th Floor
San Francisco, CA  94111
Telephone Number:  415/398-4700
Facsimile Number:  415/421-7879

WACHTELL, LIPTON, ROSEN & KATZ
MICHAEL B. BENNER
51 West 52nd Street
New York, NY  10019
Telephone Number:  212/403-1000
Facsimile Number:  212/403-2000

Attorneys for The Chase Manhattan Bank, as
Trustee for the General Motors corporation
Hourly-Rate Employes Pension Trust, and as
Trustee for the General Motors Corporation
Salaried Employes Pension Trust



                         UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                                           )      Chapter 11
                                           )      Case No. 97-4-5990-J
In re                                      )
                                           )      ORDER CONFIRMING PENSION
VISTA PROPERTIES, a California             )      FUND TRUSTEE'S FIRST
limited partnership,                       )      AMENDED PLAN OF REORGANIZATION
                                           )      (AUGUST 26, 1998)
           Debtor.
                                           )      Date:   September 17, 1998
                                           )      Time:   2:00 p.m.
                                           )      Place:  Courtroom 215
                                                          1300 Clay Street
                                                          Oakland, California

         The Chase Manhattan Bank, as Trustee for the General Motors Corporation Hourly-Rate Employes Pension Trust, and as Trustee for the General Motors
Corporation Salaried Employes Pension Trust (including its predecessor, the "Pension Fund Trustee"), having proposed the Pension Fund Trustee's Plan of reorganization

(June 30, 1998), as thereafter modified in the Pension Fund Trustee's First Amended Plan of Reorganization (August 26, 1998) (the "Plan"); the Court having conducted a hearing to consider confirmation of the Plan on September 17, 1998; copies of the Disclosure Statement for Plan of Reorganization (June 30, 1998) (the "Disclosure Statement"), which included a Court-approved summary of the Plan, and the Order Approving Disclosure Statement for Pension Fund Trustee's Plan of Reorganization (June 30, 1998) and Fixing Deadlines, Combined with Notice Thereof (the "Order Approving Disclosure Statement") having been provided to the Securities and Exchange Commission, the United States Trustee, creditors, equity security holders, and parties in interest in accordance with the terms of the Order Approving Disclosure Statement; adequate notice of the hearing having been provided, in accordance with Rule 2002(b) of the Rules of Bankruptcy Procedure; appearances by and on behalf of parties in interest having been made at the hearing and noted on the record; the Court having considered the Plan, the conditional objection of the Texas Mortgagee (as defined in the Plan) to confirmation, the arguments of counsel, the evidence submitted at the hearing, the memoranda and declarations filed in support of confirmation, the records and files in this Chapter 11 case, and having made its separate findings of fact and conclusions of law; the Texas Mortgagee having withdrawn its conditional objection; and good cause appearing therefor, IT IS HEREBY ORDERED THAT:

    Confirmation and Notice Thereof
    -------------------------------

         1. Service of the Disclosure Statement, the Court-approved summary of the Plan, and the Order Approving Disclosure

Statement is hereby approved and ratified as providing creditors, holders of equity securities, and parties in interest adequate and appropriate notice of the hearing on the Plan and opportunity to submit a ballot accepting or rejecting the Plan.

         2. The Plan, a copy of which is attached hereto as Exhibit 1, is confirmed, the Court having found that all requirements of section 1129 of the Bankruptcy Code have been satisfied. The Plan is binding upon the Debtor, its creditors, and equity security holders irrespective of (a) whether the claim or interest of such creditor or equity security holder has been allowed and (b) whether such creditor or equity security holder has accepted the Plan.

         3. To the extent that any objections to confirmation of the Plan have not been withdrawn or overruled prior to the date of the hearing, all objections to confirmation of the Plan are overruled.

         4. Promptly after the date of entry of this order (the "Confirmation Date"), the Pension Fund Trustee shall prepare a notice thereof and of the last day for filing requests for payment of administrative expenses and proofs of claim arising from the rejection of executory contracts or unexpired leases, if any. The Pension Fund Trustee shall cause such notice, in substantially the form attached hereto as Exhibit 2, to be mailed to the Office of the United States Trustee and to all creditors, holders of equity security interests, parties to rejected contracts, and persons having filed and served requests for notice in this Chapter 11 case not later than ten (10) days after the Confirmation Date.

     Bar Date for Administrative and Priority claims
     ------------------------------------------------

         5. Any person (including any professional) seeking payment as an expense of administration under section 503(b) of the Bankruptcy Code or asserting a priority claim under section 507(a)(1) of the Bankruptcy Code on account of professional services provided on or after June 19, 1997, and prior to the Confirmation Date must file with this Court a request for payment of administrative expense or fee application and serve it upon counsel for the Pension Fund Trustee, the Debtor, and the Office of the United States Trustee within forty-five (45) days of the Confirmation Date or be forever barred from receiving such payment.

     Executory Contracts: Bar Date for Rejection Claims.
     ---------------------------------------------------

         6. To the extent that the instruments and agreements identified by the Pension Fund Trustee in its Designation of Executory Contracts and Unexpired Leases for Rejection (the "Rejection Designation") constitute executory contracts and/or unexpired leases within the meaning of 11 U.S.C. ss. 365 (and without determining that such instruments and agreements are executory contracts or unexpired leases), each of those instruments and agreements is hereby rejected. A copy of the Rejection Designation is attached hereto as Exhibit 3. Claims arising out of or based upon rejected executory contracts or unexpired leases, if any, must be filed within thirty (30) days of the Confirmation Date or shall be forever barred.

         7. Except and to the extent set forth in the immediately preceding paragraph, the Debtor's executory contracts and unexpired leases are hereby assumed. Only the executory contracts and unexpired leases set forth in Schedule 5b to the Plan are hereby assigned to the Texas Transferee. Only the executory contracts and unexpired leases set forth in
Schedule 5a to the Plan are hereby assigned to the New York Transferee. Claims for cure amounts for assumed executory contracts or unexpired leases, if any, must be filed within thirty (30) days of the Confirmation Date or shall be forever barred.

     Transfer of the New York Property
     ---------------------------------

         8. In full satisfaction, release and discharge of the Debtor's obligations for the Allowed Claim of the Pension Fund Trustee (but without extinguishing the New York Indebtedness), on the Effective Date and pursuant to section 1123(a)(5)(D) of the Bankruptcy Code, the Debtor shall transfer the New York Property and the Other New York Assets to the New York Transferee, free and clear of all Liens, claims, rights, interests and encumbrances (including, without limitation, all mechanic's liens or environmental judgments or any other similar Liens of any kind whatsoever, and any and all claims of Emigrant, which were withdrawn by that certain Withdrawal of Claim filed on July 30, 1998), other than the New York Permitted Exceptions and the docketed judgment in favor of Arthur J. Bernstein in the amount of $950 as set forth in the Official Records of the New York Register's Office. Such transfer shall be effected on the Effective Date by the Debtor executing and delivering the New York Transfer Documents, in form substantially similar to the Exhibits attached to the Plan, to the New York Transferee.

         9. Concurrently with such transfer, (a) the Debtor and the Receiver shall deliver, and shall cause the Paying Agent and the

Receiver's Agent to deliver to the Pension Fund Trustee, all Cash and undeposited checks (except as otherwise set forth in subparagraph (b) hereof) then held by the Debtor, the Receiver, the Paying Agent and the Receiver's Agent, (b) the Debtor and the Receiver shall, and shall cause the Paying Agent and the Receiver's Agent to, direct all banks at which the New York Accounts are maintained to remit to the Pension Fund Trustee, by wire transfer of immediately available funds on the Effective Date to an account specified by the Pension Fund Trustee, all funds held in such New York Accounts (net of amounts to be paid from such accounts, and reserves required or permitted to be established in such accounts, on the Effective Date under the Plan), and (c) Emigrant shall remit to the Pension Fund Trustee, by wire transfer of immediately available funds on the Effective Date, all funds in its possession relating to the New York Property, including, without limitation, funds held in any tax escrow account.

         10. Notwithstanding anything in the Plan or elsewhere to the contrary, neither the entry of this order nor the transfer of the New York Property and the Other New York Assets and the delivery and recording of the New York Transfer Documents in accordance with the provisions of the Plan shall alter or affect the validity, extent or priority of the New York Indebtedness or the Liens securing the New York Indebtedness, including, without limitation, the Liens created pursuant to the New York Mortgages and the other New York Security Instruments. The New York Indebtedness, and the Liens by which the New York Indebtedness is secured, shall remain outstanding and in full force and effect, and shall continue to constitute "bona fide" indebtedness, as such term is used in section 275 of the New York Real Property Law. Upon the transfer of the New York Property and the Other New York Assets and the delivery and recording of the New York Transfer Documents in accordance with the provisions of the Plan, the Debtor and the General Partners shall be deemed, without the need for any further act or instrument, to be released and discharged from any further liability for the payment of the New York Indebtedness, but the New York Indebtedness shall not be extinguished, and the New York Notes, the New York Mortgages and the other New York Security Instruments shall remain outstanding and in full force and effect and the Liens created by the New York Mortgages and the other New York Security Instruments shall also remain in full force and effect. The Allowed Claim of the Pension Fund Trustee, as reduced in accordance with the provisions of Section 5.1(c) of the Plan, shall continue to be evidenced by the New York Notes and secured by the New York Mortgages and the other New York Security Instruments.

         11. Pursuant to section 1146(c) of the Bankruptcy Code, the transfer of the New York Property to the New York Transferee, as provided for in Sections
5.1 and 7.1 of the Plan, shall be exempt from the imposition and payment of any and all Transfer Taxes. The New York Register's Office shall record the New York Deed, the Assignment of New York Ground Lease and any other recordable New York Transfer Documents without the payment of any Transfer Taxes. Additionally, in the event the Pension Fund Trustee or the New York Transferee shall seek to record this order, the New York Register's

Office shall record this order without the payment of any Transfer Taxes.

         12. Each of the Debtor, the Receiver, the Pension Fund Trustee and the New York Transferee shall be, and hereby are, deemed to have acted in "good faith", within the meaning of sections 363(m) and 1129(a)(3) of the Bankruptcy Code, in delivering and accepting, respectively, title to the New York Property and the New York Transfer Documents. In connection with the transfer of the New York Property and the delivery of the New York Transfer Documents to the New York Transferee, as provided for in the Plan, the New York Transferee and all parties in interest in the Bankruptcy Case shall be entitled to the protections afforded by section 363(m) of the Bankruptcy Code.

         13. Unless the Pension Fund Trustee shall in the exercise of its sole and absolute discretion determine otherwise (or unless the Debtor has defaulted in the performance of any of its obligations under the New York Security Instruments relating to condemnation or casualty), under no circumstance and in no event shall the occurrence of any casualty event or the commencement or continuation of any condemnation proceeding with respect to the New York Property postpone, delay or otherwise affect or interfere with the occurrence of the Effective Date. Nothing herein shall affect or alter the rights, including rights as a loss payee, of the Pension Fund Trustee under any insurance policies, whether procured by the Debtor or otherwise.

         14. Pursuant to section 1142(b) of the Bankruptcy Code, the New York Register's Office is hereby directed to record the New

York Deed, the Assignment of New York Ground Lease and any other recordable New York Transfer Documents without the payment of Transfer Taxes and, simultaneously with such recordation, to discharge, remove and terminate any and all Liens, claims, rights, interests and encumbrances whatsoever, including the mortgage(s) held by Emigrant, other than New York Permitted Exceptions, as set forth in Section 5.1 of the Plan. The New York Transferee will be responsible for the costs of any title insurance obtained by the New York Transferee in connection with its acquisition of title to the New York Property pursuant to the Plan, including, without limitation, the policy and endorsement referred to in Section 9.1(j) of the Plan.

         15. Except as otherwise expressly provided in Section 7.1(i) of the Plan, the transfer of the New York Property and the Other New York Assets to the New York Transferee shall in no event impose on the New York Transferee any obligation, duty or liability arising prior to the Effective Date, including, without limitation, any obligation of the Debtor or the Receiver to any taxing authority or trade creditor, or to pay any indebtedness, obligations or liabilities of the Debtor or the Receiver.

         16. On the Effective Date, the Debtor, the Receiver and the Receiver's Agent shall deliver (and cause their counsel and any management personnel, brokers, appraisers, officers, directors and other professionals employed by them to deliver) to the New York Transferee all books, records and other papers in their possession and in the possession of the General Partners pertaining to the New York Property and the Other New York Assets, and the Debtor, the

General Partners, the Receiver and the Receiver's Agent shall use their respective best efforts to furnish the New York Transferee with such additional information concerning the New York Property and the Other New York Assets and the books and records relating thereto as the New York Transferee may thereafter from time to time request. The Debtor, the Receiver and the Receiver's Agent shall deliver to the New York Transferee or its designee, on the Effective Date, the originals of all leases relating to or concerning the New York Properties (or, in the case of any lease the original of which cannot be located, an affidavit of the Debtor's responsible individual or an affidavit of the Receiver, in the case of a lease entered into by the Receiver, to the effect that after a diligent search, he or she has not been able to locate the original of such lease and that attached to such affidavit is a true and complete copy of the original lease), all keys to the New York Property, and all New York Personal Property listed in the New York Bill of Sale which is not located at the New York Property on the Effective Date.

         17. Without limiting the generality of the Debtor's and the Receiver's obligation to transfer the Other New York Assets to the New York Transferee pursuant to the Plan, the Debtor, the Receiver or the Receiver's Agent, as applicable, shall turn over to the New York Transferee or its designee on the Effective Date all security deposits attributable to the New York Property (including all monies held in any security deposit account and all letters of credit or other non-cash security), including all such security deposits which shall have been delivered to the Debtor, the Receiver or the Receiver's Agent by new tenants between the Confirmation Date and the Effective Date.

         18. On the Effective Date, the New York Transferee shall assume responsibility for all Receiver Payables, which shall hereafter be defined to mean, collectively, all costs and expenses payable by or on behalf of the Receiver in connection with the ownership or operation of the New York Property, to the extent such costs and expenses (a) were incurred in the ordinary course of business for goods and services relating to the New York Property and in accordance with applicable provisions of the Receivership Orders, (b) are not required to be paid on or prior to the Effective Date pursuant to the Plan, and
(c) have not been disapproved by this Court or another court of competent jurisdiction either prior to or after the Effective Date. Except as set forth herein,.neither the Pension Fund Trustee nor the New York Transferee shall assume or be deemed liable for any contingent, disputed, or unliquidated liabilities of the Debtor or the Receiver, including any such liabilities which become fixed and/or absolute at any time.

         19. From and after the Effective Date, the Debtor, the Receiver and the Receiver's Agent shall, at the New York Transferee's or the Pension Fund Trustee's request, (a) transfer to the New York Transferee from time to time any and all property and assets, tangible or intangible, which come into their possession promptly upon receipt thereof which were intended to be transferred in connection with the New York Property and the Other New York Assets or which constitute a part of the New York Property or the Other New York Assets, (b) collect for the account of the New York

Transferee, its successors and assigns, all monies or other assets of any character and all other items transferred, or intended to be transferred, in connection with the New York Property and the Other New York Assets, and endorse with the name of the New York Transferee any checks or drafts received on account of the New York Property and the Other New York Assets, (c) from time to time institute and prosecute any and all proceedings at law, in equity or otherwise, that the New York Transferee may reasonably request, or permit the New York Transferee (and provide the New York Transferee with all requisite power(s) of attorney) to institute and prosecute any and all of such proceedings in the name of the Debtor, in the name of the Receiver or otherwise, in order to collect, assert or enforce any claim, right or title, of any kind, in and to the property, assets, rights and privileges assigned and conveyed, or intended so to be, in connection with the New York Property and the Other New York Assets, and to defend and compromise any and all actions, suits or proceedings in respect of any of such property, assets, rights and privileges,-and (d) generally do all and any such acts and things in connection with the New York Property and the Other New York Assets as the New York Transferee may reasonably request to give effect to the provisions of the Plan. The Debtor, the Receiver and the Receiver's Agent shall promptly transfer and deliver to the New York Transferee, from time to time, any cash, checks, drafts or other property, including any amounts paid as interest in respect thereof, transferred or to be transferred to the New York Transferee, as provided herein.

     Transfer of Texas Property
     --------------------------

         20. As of the Effective Date, the Texas Property and the Other Texas Assets shall be transferred to the Texas Transferee pursuant to the Texas Transfer Documents, as set forth in Section 4.2 of the Plan. Notwithstanding its definition in the Plan, the term "Texas Deed" shall mean that deed without warranty to be executed and delivered as of the Effective Date by the Debtor, as grantor, in favor of the Texas Transferee, as grantee, in a form acceptable to the Debtor, the Texas Mortgagee, and the Pension Fund Trustee.

         21. Pursuant to section 1146(c) of the Bankruptcy Code, the transfer of the Texas Property to the Texas Transferee, as provided for in Sections 4.2 and
7.2 of the Plan, shall be exempt from the imposition and payment of any and all Transfer Taxes. The Texas Deed, the Assignment of Texas Ground Lease and any other recordable Texas Transfer Documents shall be recorded in the Dallas County Recorder's Office without the payment of any Transfer Taxes. Additionally, in the event that the Texas Mortgagee or the Texas Transferee shall seek to record this order, this order shall be recorded in the Dallas County Recorder's Office without the payment of any Transfer Taxes.

         22. The transfer of the Texas Property to the Texas Transferee, and the transactions contemplated by the Plan, shall not constitute an extinguishment of the indebtedness of the Debtor to the Texas Mortgagee or the extinguishment of any liens held by the Texas Mortgagee, and will not constitute a merger of title of any interest of the Texas Mortgagee. Any rights of redemption which may exist with respect to the Texas Property are waived.

         23. Each of the Debtor, the Texas Mortgagee and the Texas Transferee shall be deemed to have acted in "good faith", within the meaning of sections 363(m) and 1129(a)(3) of the Bankruptcy Code, in delivering and accepting, respectively, title to the Texas Property and the Texas Transfer Documents. In connection with the transfer of the Texas Property and the delivery of the Texas Transfer Documents to the Texas Transferee, as provided for in the Plan, the Texas Transferee and all parties in interest in the Bankruptcy Case shall be entitled to the protections afforded by section 363(m) of the Bankruptcy Code.

         24. Unless the Texas Mortgagee shall in the exercise of its sole and absolute discretion determine otherwise (or unless the Debtor has defaulted in the performance of any of its obligations under the Texas Mortgage relating to condemnation or casualty), under no circumstance and in no event shall the occurrence of any casualty event or the commencement or continuation of any condemnation proceeding with respect to the Texas Property postpone, delay or otherwise affect or interfere with the occurrence of the Effective Date. Nothing herein shall affect or alter the rights, including rights as a loss payee, of the Texas Mortgagee under any insurance policies, whether procured by the Debtor or otherwise.

         25. Pursuant to section 1142(b) of the Bankruptcy Code, the Dallas County Recorder's Office is hereby directed to record the Texas Deed, the Assignment of Texas Ground Lease and any other recordable Texas Transfer Documents without the payment of Transfer

Taxes. The Texas Transferee will be responsible for the costs of any title insurance obtained by the Texas Transferee in connection with its acquisition of title to the Texas Property pursuant to the Plan.

         26. Except as otherwise expressly agreed by the Texas Transferee, the transfer of the Texas Property and the Other Texas Assets to the Texas Transferee shall in no event impose on the Texas Transferee any obligation, duty or liability arising prior to the Effective Date, including, without limitation, any obligation of the Debtor to any taxing authority or trade creditor, or to pay any indebtedness, obligations or liabilities of the Debtor.

         27. On the Effective Date, the Debtor shall deliver (and cause its counsel and any management personnel, brokers, appraisers, officers, directors and other professionals employed by the Debtor to deliver) to the Texas Transferee all books, records and other papers in their possession and in the possession of the General Partners pertaining to the Texas Property and the Other Texas Assets, and the Debtor and the General Partners shall use their respective best efforts to furnish the Texas Transferee with such additional information concerning the Texas Property and the Other Texas Assets and the books and records relating thereto as the Texas Transferee may thereafter from time to time request.

         28. Without limiting the generality of the Debtor's obligation to transfer the Other Texas Assets to the Texas Transferee pursuant to the Plan, the Debtor shall turn over to the Texas Transferee or its designee on the Effective Date all security deposits attributable to the Texas Property (including all monies held in any security deposit account and all letters of credit or other non-cash security).

         29. From and after the Effective Date, the Debtor shall, at the Texas Transferee's or the Texas Mortgagee's request, (i) transfer to the Texas Transferee from time to time any and all property and assets, tangible or intangible, which come into their possession promptly upon receipt thereof which were intended to be transferred in connection with the Texas Property and the Other Texas Assets or which constitute a part of the Texas Property or the Other Texas Assets, (ii) collect for the account of the Texas Transferee, its successors and assigns, all monies or other assets of any character and all other items transferred, or intended to be transferred, in connection with the Texas Property and the Other Texas Assets, and endorse with the name of the Texas Transferee any checks or drafts received on account of the Texas Property and Other Texas Assets, and (iii) generally do all and any such acts and things in connection with the Texas Property and the Other Texas Assets as the Texas Transferee may reasonably request to give effect to the provisions of the Plan.

     Interim Operation of Properties
     -------------------------------

         30. The Receivership Orders, as the same shall have been modified or supplemented with the Pension Fund Trustee's consent through the Confirmation Date, shall remain in full force and effect through the Effective Date, except that the Receiver shall transfer $1,000,000 in Cash into the Plan Fund on or immediately after the Confirmation Date. Unless the Pension Fund Trustee and the Receiver agree otherwise, on the Effective Date:

                  a. the Receiver shall, and shall cause the Receiver's Agent to, cease depositing funds into, and disbursing funds from, the Receiver Account as currently required under the Receivership Orders (except that disbursements may be made to honor checks drawn against the Receiver Account by the Receiver or the Receiver's Agent prior to the Effective Date and presented for payment after the Effective Date, provided that any disbursements made to honor such checks shall not exceed the respective amounts of such checks).

                  b. All Cash in the Receiver Account (except for an amount equal to checks drawn against the Receiver Account by the Receiver or the Receiver's Agent prior to the Effective Date which were not presented for payment and paid by the close of business on the Effective Date) shall be turned over to the Pension Fund Trustee or its designee by close of business on the Business Day immediately following the Effective Date. Any funds reserved in but not disbursed from the Receiver Account after the Effective Date to honor checks drawn against the Receiver Account prior to the Effective Date, together with interest earned on the Receiver Account from and after the Effective Date, shall be turned over to the Pension Fund Trustee or its designee as soon as practicable but in no event more than 180 days after the Effective Date.

         31. Subject only to the approval of the Pension Fund Trustee, which approval may be withheld by the Pension Fund Trustee in its sole and absolute discretion, the Receiver is authorized to enter into new leases relating to the New York Property at any time prior to the Effective Date. To the extent necessary or deemed required by the Receiver, the Receiver may present an order authorizing the Receiver to enter into any such new lease without notice to any party, provided that the proposed order shall be approved as to substance and form by counsel for the Pension Fund Trustee and shall provide that such lease shall be deemed assigned to the New York Transferee on the Effective Date.

         32. Following the Effective Date, in a time and manner consistent with the custom and practice in New York State, the Receiver shall file his final report and accounting with the New York State court as may be appropriate, and shall seek from that court both approval of same and such further relief as may be necessary.

         33. Pending the transfer of the Texas Property contemplated herein, all operations of the Texas Property will continue in accordance with the various agreements which exist between the Debtor and the Texas Mortgagee and all prior orders of this Court. Notwithstanding anything to the contrary in the foregoing, that certain Agreement dated December 5, 1996 between the Debtor and the Texas Mortgagee, as amended, shall be deemed null and void and be of no further force or effect.

     Vesting and Retention of Claims
     -------------------------------

         34. Except as set forth in the Plan or this order, on the Effective Date the New York Transferee shall be vested with all of the property of the estate free and clear of all claims, liens, charges and other interests of creditors arising prior to the entry of this order, including any liabilities based on any theory of successor or transferee liability which may exist under applicable non-bankruptcy law, except for security interests or obligations created or preserved by the Plan and the New York Transferee may, without further order of this Court, use, sell, acquire, lease, abandon or otherwise dispose of its property consistent with the Plan and this order, free and clear of any restrictions imposed by the Bankruptcy Code.

         35. A11 claims, defenses, causes of action, and objections to claims are reserved for the benefit of and may be asserted by the New York Transferee.

         36. To the fullest extent of its jurisdiction, the Court hereby approves the provisions of Section 8.2 of the Plan and, in accordance with
Section 1142(b) of the Bankruptcy Code, orders the Debtor to execute the releases described therein. On the Effective Date, all of the estate's interest in the Debtor's Claims shall be released and unenforceable against the Pension Fund Trustee's Related Parties.

     Postconfirmation Obligations
     ----------------------------

         37. The Debtor shall make payments to the United States Trustee in accordance with the provisions of 28 U.S.C. ss. 1930(a)(6) and shall file such reports with the Office of the United States Trustee as are reasonably requested.

     Implementation of Plan Provisions
     ---------------------------------

         38. The Debtor, the General Partners, the Pension Fund Trustee, the Receiver, the New York Transferee, the Texas Mortgagee, the Texas Transferee, Emigrant, and all other persons are hereby authorized and directed to take all actions and shall execute all documents as may be necessary, advisable, or customarily required to

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
consummate the Plan as therein set forth and the transactions contemplated by the Plan, so long as such actions and documents do not impose any additional financial obligations on such parties other than those provided for herein and, in the case of the Pension Fund Trustee, are in accordance with the Pension Fund Trustee's obligations under the Employee Retirement Income Security Act and the Plan.

         39. All distributions under the Plan shall be made by the Pension Fund Trustee or its designee, which shall be the duly appointed Disbursing Agent and shall serve without bond. Any and all property held by the Disbursing Agent that is to be distributed pursuant to the Plan shall be held in trust for the holders of claims entitled thereto. On and after the Confirmation Date, the Disbursing Agent shall promptly establish accounts as necessary to carry out the provisions of the Plan and shall keep accurate records and account for all receipts and disbursements. All property held by the Disbursing Agent that is to be distributed pursuant to the Plan shall be invested in accordance with section 345 of the Bankruptcy Code. The Disbursing Agent's liability shall be limited to those funds actually received by the Disbursing Agent as provided in the Plan.

         40. Except as ordered by the Court or expressly provided in the Plan, no interest shall accrue or become payable on any Distribution provided for under the Plan prior to distribution thereof.

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
     Effective Date
     --------------

         41. The Pension Fund Trustee is hereby authorized to designate any business day falling after the Confirmation Date as the Effective Date for all purposes under the Plan; provided, however, that unless this Court orders otherwise, the Pension Fund Trustee shall designate as the Effective Date a date not later than sixty (60) days after the Confirmation Date. The Pension Fund Trustee shall give notice of the Effective Date to the Debtor, the Receiver, the United States Trustee, the Texas Mortgagee, and all creditors.

     General and Miscellaneous
     -------------------------

         42. All references to the "Pension Fund Trustee" in the Plan shall be to The Chase Manhattan Bank, as Trustee for the General Motors Corporation Hourly-Rate Employes Pension Trust, and as Trustee for the General Motors
Corporation Salaried Employes Pension Trust, successor to Bankers' Trust Company, as Trustee for the General Motors Corporation Hourly-Rate Employes
Pension Trust, and as Trustee for the General Motors Corporation Salaried Employes Pension Trust, unless the context requires otherwise.

         43. This Court shall retain jurisdiction, to the extent permitted by applicable law and Article VIII of the Plan, over this Chapter 11 case, the Debtor, and the property of the Debtor for the purposes provided in the Plan and this order until this Chapter 11 case is closed and a final decree is entered.

         44. Each federal, state, and local governmental agency or department is hereby directed to accept any and all documents and instruments necessary and appropriate to consummate the Plan.

         45. To the extent the Plan and this order are inconsistent, this order shall control. To the extent required, this order shall be deemed a plan modification supplementing the Plan and approved by this Court.

         46. Capitalized terms appearing in this order and not otherwise defined herein shall have the meanings assigned to such terms in the Plan.

DATED: SEPTEMBER 17, 1998                         EDWARD D. JELLEN
       ------------------                         ------------------------------
                                                  United States Bankruptcy Judge




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